UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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ON SEMICONDUCTOR CORPORATION

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Keith D. Jackson President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

The Annual Meeting of Stockholders of ON Semiconductor Corporation (“We” or the “Company”) will be held at the Phoenix Airport Marriott located at 1101 North 44th Street, Phoenix, AZ 85008 on Wednesday, May 19, 2004 at 9:30 A.M., local time, for the following purposes:

1. To elect four Class II Directors each for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2007 or until his successor has been duly elected and qualified, or until the earlier of his resignation, removal or disqualification;

2. To approve amendments to the 2000 Stock Incentive Plan to: (A) include a ten-year term limit; (B) cancel previously authorized automatic increases in the number of shares reserved for issuance thereunder and replace them with a uniform increase in the number of shares of the Company’s common stock (“common stock”) issuable thereunder by 3% of the total outstanding number of shares of common stock effective automatically on January 1st of each year beginning January 1, 2005 and ending after January 1, 2010; (C) delegate limited authority to the Company’s Chief Executive Officer to make final stock option grants on a faster schedule than current Company policy; and (D) include an option exchange program. We expect these amendments will allow us to continue to maintain our competitiveness in attracting and retaining talented employees. The 2000 Stock Incentive Plan, as currently in effect, is set forth as Appendix A to this Proxy Statement;

3. To approve an amendment to the 2000 Employee Stock Purchase Plan to increase the total number of shares of common stock issuable thereunder from 5,500,000 to 8,500,000. The 2000 Employee Stock Purchase Plan, as currently in effect, is set forth as Appendix B to this Proxy Statement;

4. To approve an amendment to the Certificate of Designations of the Series A Cumulative Convertible Preferred Stock relating to mandatory redemption provisions. The Certificate of Designations of the Series A Cumulative Convertible Preferred Stock, as currently in effect, is set forth as Appendix C to this Proxy Statement;

5. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit our consolidated financial statements for the current year; and

6. To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

The Board of Directors has fixed the close of business on March 22, 2004, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. For 10 days prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting will be available for inspection in the offices of ON Semiconductor Corporation, Law Department, 5005 E. McDowell Road, Phoenix, AZ 85008 between the hours of 8:30 A.M. and 5:00 P.M., local time, each weekday. Such list will also be available at the Annual Meeting.

Your vote is very important to us. Please vote as soon as possible by signing, dating and returning the proxy card in the enclosed postage-paid envelope.

Sincerely yours,

/s/ Keith D. Jackson

April 8, 2004

IMPORTANT NOTICE

PLEASE VOTE YOUR SHARES PROMPTLY

ON SEMICONDUCTOR CORPORATION

5005 E. McDowell Road

Phoenix, Arizona 85008

PROXY STATEMENT

This statement and the accompanying notice and proxy card are furnished in connection with the solicitation by the Board of Directors (“Board”) of ON Semiconductor Corporation of proxies to be used at its Annual Meeting of Stockholders to be held on Wednesday, May 19, 2004 at 9:30 A.M., local time at the Phoenix Airport Marriott located at 1101 North 44th Street, Phoenix, AZ 85008 and at any adjournment or postponement thereof (“Annual Meeting”). This statement and the accompanying notice and proxy card are first being mailed to stockholders on or about April     , 2004.

Whether or not you plan to attend the Annual Meeting, the Board encourages you to vote your shares via mail as more fully described in the proxy card. All shares represented by valid proxies will be voted as specified. If no specification is made, the proxies will be voted in favor of:

1.  Election of four Class II Directors each for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2007 or until his successor has been duly elected and qualified, or until the earlier of his resignation, removal or disqualification;

2.  Approval of amendments to the 2000 Stock Incentive Plan to: (A) include a ten-year term limit; (B) cancel previously authorized automatic increases in the number of shares reserved for issuance thereunder and replace them with a uniform increase in the number of shares of the Company’s common stock (“common stock”) issuable thereunder by 3% of the total outstanding number of shares of common stock effective automatically on January 1st of each year beginning January 1, 2005 and ending after January 1, 2010; (C) delegate limited authority to the Company’s Chief Executive Officer to make final stock option grants on a faster schedule than current company practices; and (D) include an option exchange program. The 2000 Stock Incentive Plan, as currently in effect, is set forth as Appendix A to this Proxy Statement;

3.  Approval of an amendment to the 2000 Employee Stock Purchase Plan to increase the total number of shares of common stock issuable thereunder from 5,500,000 to 8,500,000. The 2000 Employee Stock Purchase Plan, as currently in effect, is set forth as Appendix B to this Proxy Statement;

4.  Approval of an amendment to the Certificate of Designations of the Series A Cumulative Convertible Preferred Stock relating to mandatory redemptions provisions. The Certificate of Designations of the Series A Cumulative Convertible Preferred Stock, as currently in effect, is set forth as Appendix C to this Proxy Statement; and

5.  Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors to audit our consolidated financial statements for the current year.

If other matters properly come before the Annual Meeting, all shares validly represented by proxies will be voted in accordance with the discretion of the appointed proxies.

Record Date and Quorum

The Board has fixed the close of business on March 22, 2004, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 252,963,622 shares of our common stock and 10,000 shares of our Series A cumulative convertible redeemable preferred stock (“Series A preferred stock”) outstanding. Holders of common stock and Series A preferred stock vote together as a single class. Each share of common stock is entitled to one vote. Each share of Series A preferred stock is entitled to a number of votes equal to the number of shares of common stock into which such share of Series A preferred stock would be convertible on the record date at an assumed conversion price, for voting purposes, of $3.19. Under this formula, each share of Series A preferred stock is entitled to 3,834 votes for a total number of votes of 38,341,359 for the Series A preferred stock. In summary, a total of 291,304,981 votes representing common stock and Series A preferred stock are entitled to be cast at the Annual Meeting.

The presence, in person or by proxy, of holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. Abstentions, withheld votes and broker non-votes are included in determining whether a quorum is present. Abstentions include shares present in person but not voting and shares represented by proxy but with respect to which the holder has abstained. Broker non-votes occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

Required Vote

A plurality of the votes duly cast at the Annual Meeting is required for the election of Directors. The four Director-nominees receiving the highest number of votes will be elected. Withheld votes and broker non-votes are not treated as votes cast and, therefore, will have no effect on the proposal to elect Directors. An affirmative vote of (i) a majority of the Series A preferred stock voting as a class and (ii) a majority of the common stock voting separately as a class, is required to approve Proposal 4. The affirmative vote of a majority of the votes duly cast at the Annual Meeting is required to approve the remaining proposals. Abstentions and broker non-votes are not treated as votes cast and, therefore, will have no effect on the approval of any such proposal.

Revocation of Proxies

You may revoke your proxy at any time before it is exercised by submitting to our Secretary a written notice of revocation or a properly executed proxy of a later date, or by attending the Annual Meeting and voting in person.

MANAGEMENT PROPOSALS

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is currently divided into three classes of Directors. Directors hold office for staggered terms of three years or until their successors are duly elected and qualified, or until the earlier of their resignation, removal or disqualification. One of the three classes is elected each year to succeed the Directors whose terms are expiring. Class II Directors will be elected at the Annual Meeting to serve for a term expiring at the annual meeting in the year 2007. David Bonderman, a Director since August 1999, resigned as a Class II Director effective July 1, 2003. Effective March 5, 2004, the Board elected Kevin Burns to fill the vacancy left by Mr. Bonderman. The Class III Directors’ terms will expire in 2005. A vacancy remains in Class III as a result of the resignation of our former CEO and Director, Steven Hanson, in November 2002, which the Board has decided not to fill at this time. The Class I Directors’ terms will expire in 2006.

The Board of Directors has determined that each of the following directors and nominees is independent according to the applicable rules of the Securities and Exchange Commission (“Commission”) and the listing standards of NASDAQ: J. Daniel McCranie, Kevin Burns, Justin T. Chang, Emmanuel T. Hernandez, Jerome N. Gregoire, John W. Marren, Curtis J. Crawford, Richard W. Boyce and William A. Franke.

Pursuant to an Investment Agreement dated September 7, 2001, TPG ON Holdings LLC, an affiliate of the Texas Pacific Group (“TPG”), purchased 10,000 shares of our Series A preferred stock for $100 million in cash.

In accordance with the terms of the Investment Agreement and the certificate of designations relating to the Series A preferred stock, TPG ON Holdings LLC is entitled to designate two Directors to serve on our Board. As of March 8, 2004, affiliates of TPG currently hold approximately 52.5% of our outstanding common stock and all of the Series A preferred stock. TPG ON Holdings LLC has confirmed to us in writing that, without limiting or impairing its future exercise of its designation rights under the Investment Agreement and certificate of designations, it will not exercise its right to designate relevant Director nominees for election at the Annual Meeting. (See “Relationships and Related Transactions” below).

Proxies will be voted FOR the election of the nominees, unless you withhold your vote on your proxy card. The Board has no reason to believe that any of these nominees will be unable to serve. If, however, any one of them should become unavailable, the Board may reduce the size of the Board or designate a substitute nominee. If the Board designates a substitute, shares represented by proxies will be voted for the substitute nominee.

Class II—Terms Expiring in 2007

J. Daniel McCranie, 60, Chairman of the Board since August 2002 and a Director since November 2001. From 1993 to 2001, Mr. McCranie was employed by Cypress Semiconductor Corporation, a diversified, broadline semiconductor supplier with a communications focus located in San Jose, California, most recently as Vice President, Marketing and Sales. He retired from that position in 2001. From 1986 to 1993, Mr. McCranie was President, Chief Executive Officer and Chairman of SEEQ Technology, Inc., a manufacturer of semiconductor devices. Since 2000, he has served as Chairman of the Board of Xicor, Inc., a provider of reprogrammable mixed signal products for the communications, consumer and industrial markets. Mr. McCranie joined Virage Logic CP as Chairman of the Board in August 2003. Virage Logic CP is a provider of application-optimized semiconductor intellectual property (semiconductor IP) platforms based on memory, logic and design tools that are silicon proven and production ready.

Kevin Burns, 40, a Director since March 2004. Mr. Burns is a Partner of TPG, a privately held investment firm based in Fort Worth, Texas, where he has been employed since 2003. Prior to joining TPG, from 1998 to 2003 he served as Executive Vice President and Chief Materials Officer of Solectron Corporation, an electronics manufacturing services provider. Prior to joining Solectron, Mr. Burns served as Vice President of Worldwide Operations of the Power Generation Business Unit of Westinghouse Corporation, and President of Westinghouse Security Systems. Prior to joining Westinghouse, he was a consultant at McKinsey & Co., Inc. and spent 3 years at the General Electric Corporation in various operating roles. Mr. Burns currently serves on the Board of Directors of CNF Corporation, a provider of global supply chain services for a wide range of manufacturing, industrial, retail and government customers.

Justin T. Chang, 36, a Director since August 1999. Mr. Chang is a Partner of TPG, a privately held investment firm based in Fort Worth, Texas, where he has been employed since 1993.

Emmanuel T. Hernandez, 48, a Director since November 2002. Mr. Hernandez is Executive Vice President of Finance and Administration and Chief Financial Officer for Cypress Semiconductor Corporation, a diversified broadline semiconductor supplier with a communications focus, having joined as Corporate Controller in 1993. Prior to that, he held various financial positions with National Semiconductor Corporation from 1976 through 1993. Mr. Hernandez serves on the Board of Directors of Xicor, Inc., a provider of reprogrammable mixed signal products for the communications, consumer and industrial markets.

The individuals listed below are presently serving as Directors.

Class III—Terms Expiring in 2005

Keith D. Jackson, 48, a Director since November 2002. Mr. Jackson was elected as a Director and appointed as President and Chief Executive Officer on November 19, 2002. Mr. Jackson has over 20 years of semiconductor industry experience. Before joining our Company, he was with Fairchild Semiconductor Corporation, serving as Executive Vice President and General Manager, Analog, Mixed Signal, and Configurable Products Groups beginning in 1998, and, more recently, was its head of the Integrated Circuits Group. From 1996 to 1998, he served as President and a member of the Board of Directors of Tritech Microelectronics in Singapore, a manufacturer of analog and mixed signal products. From 1986 to 1996, Mr. Jackson worked for National Semiconductor, most recently as Vice President and General Manager of the Analog and Mixed Signal division. He also held engineering positions at Texas Instruments Incorporated from 1973 to 1986.

Jerome N. Gregoire, 52, a Director since February 2000. Mr. Gregoire is currently a writer with IDG Publications and a real estate developer in Austin, Texas. From July 1996 until November 1999, Mr. Gregoire was the Senior Vice President and Chief Information Officer of Dell Computer Corporation. Prior to joining Dell, Mr. Gregoire spent 10 years with PepsiCo, Inc., most recently as Vice President of Information Systems for Pepsi-Cola Company. He is a member of the Board of NetSolve, Incorporated.

John W. Marren, 41, a Director since July 2000. Mr. Marren is a Partner of TPG, a privately held investment firm based in Fort Worth, Texas. From 1996 through April 2000, Mr. Marren was Managing Director and Co-Head of Technology Investment Banking at Morgan Stanley. From 1992 to 1996, he was Managing Director and Senior Semiconductor Analyst at Alex, Brown and Sons. Mr. Marren is currently the Chairman of the Board of MEMC Electronic Materials, Inc. and serves on the Board of Directors of GlobespanVirata.

Class I—Terms Expiring in 2006

Curtis J. Crawford, 56, a Director since September 1999. Dr. Crawford served as our Chairman of the Board from September 1999 until his resignation from that position in April 2002. Dr. Crawford is Founder, President and Chief Executive Officer of XCEO, Inc., a consulting firm providing mentoring and support for executives. Prior to founding XCEO, Inc. he was the President and Chief Executive Officer of Onix Microsystems, Inc., a developer and manufacturer of optically transparent switches for communication networks located in Richmond, California from February 2002 to April 2003. From 1998 to March 2001, he was Chairman, and from 1998 to January 2001, he was President and Chief Executive Officer of Zilog, Inc., a semiconductor design, manufacturing and marketing company based in Campbell, California. On February 28, 2002, one year after Dr. Crawford left Zilog, Inc., it filed for protection under Chapter 11 of the Bankruptcy Code. From 1997 to 1998, Dr. Crawford was Group President of the Microelectronics Group and President of the Intellectual Property division of Lucent Technologies. From 1995 to 1997, he was President of the Microelectronics Group. From 1993 to 1995, Dr. Crawford was President of AT&T Microelectronics, a business unit of AT&T Corporation. From 1991 to 1993, he held the position of Vice President and Co-Chief Executive Officer of AT&T Microelectronics. From 1988 to 1991, he held the position of Vice President, Sales, Service and Support for AT&T Computer Systems. Prior to 1988, he served in various sales, marketing and executive management positions at various divisions of IBM. Dr. Crawford currently serves as a member of the Board of Trustees of DePaul University and as a member of the Boards of Directors of ITT Industries, Inc., E.I. du Pont de Nemours and Onix Microsystems, Inc.

Richard W. Boyce, 49, a Director since September 1999. Mr. Boyce is a Partner of TPG, a privately held investment firm based in Fort Worth, Texas. From 1997 through January 2000, Mr. Boyce was President of CAF, Inc., a consulting firm that provided operating support and oversight to various companies controlled by TPG. Mr. Boyce periodically served, between 1997 and 1999, as Chief Executive Officer of J. Crew Group, Inc. He served as interim Chief Executive Officer, from June to October 1998, and as Chairman, from October 1998 to March 1999, of Favorite Brands International Holding Corp., which filed for protection under Chapter 11 of the Bankruptcy Code on March 30, 1999. He was a Director there from 1996 to 1999. Mr. Boyce served as Senior Vice President of Operations for Pepsi-Cola North America (“PCNA”) from 1996 to 1997 and as its Chief Financial Officer from 1994 to 1996. From 1992 to 1994, Mr. Boyce served as Senior Vice President—Strategic Planning for PCNA. Prior to joining PCNA, Mr. Boyce was a Director at the management-consulting firm of Bain & Company, where he was employed from 1980 to 1992. Mr. Boyce also serves on the Board of Directors of Burger King Corporation, J. Crew Group, Inc., and Spirit Group Holdings, Ltd.

William A. Franke, 66, a Director since December 1999. Mr. Franke is the Managing Member of Indigo Partners III, LLC, a private equity fund focused on the air transportation industry and is a Managing General Partner of Newbridge Latin America, L.P., a private equity fund focused on investments throughout Latin America. TPG is a partner in both of these funds, and the funds have their principal offices in Fort Worth, Texas and Phoenix, Arizona. Since 1987, he has been President and owner of Franke & Company, a private investment company located in Phoenix, Arizona. From 1992 to 2001, Mr. Franke also served as the President, Chief Executive Officer and Chairman of America West Holdings Corp. and was Chief Executive Officer of its subsidiary, America West Airlines, Inc. TPG holds a controlling interest in America West Holdings Corp. Mr. Franke also serves on the Board of Directors of Phelps Dodge Corporation, the Boards of several Newbridge portfolio companies affiliated with TPG, and acts as Chairman of Indigo Investment and Tiger Airways PTE. LTD., a start-up, low-cost Singapore-based airline.

Required Vote

The four Class II Director-nominees receiving the highest number of votes will be elected. Withheld votes and broker non-votes are not treated as votes cast and, therefore, will have no effect on the proposal to elect Directors.

The Board of Directors recommends a vote “for” approval of Proposal 1.

PROPOSAL 2

AMENDMENT OF 2000 STOCK INCENTIVE PLAN

Our 2000 Stock Incentive Plan (“SIP”) links the personal interests of members of the Board, employees, officers, executives and consultants to those of our stockholders. The SIP helps us attract qualified senior management and rewards individuals for outstanding performance that generates superior returns to our stockholders.

We are proposing the following amendments to the terms of the SIP:

A.	Include a Ten-Year Term Limit.

In February 2000, the Board and stockholders adopted the SIP and authorized the issuance of 3,000,000 shares. In April 2000, the Board and stockholders authorized an increase in the number of shares reserved for issuance from 3,000,000 to 10,000,000, and effective May 23, 2001 authorized an increase in the number of shares reserved for issuance to 13,000,000. They also authorized increasing the shares reserved for issuance by 3.5% of the total outstanding number of shares effective as of January 1, 2002, and increasing the shares reserved for issuance by an additional 4.0% of the total number of outstanding shares effective as of January 1, 2003. On May 21, 2003, our Board and stockholders approved automatic increases in the shares available under the SIP by 2.0% of the total outstanding number of shares effective as of January 1, 2004, by 1.8% of the total outstanding number of shares effective as of January 1, 2005 and by 1.6% of the total outstanding number of shares effective as of January 1, 2006. Newly revised NASDAQ rules suggest that if a plan contains a formula for automatic increases in the shares available, such as the ones described above, each yearly increase will require shareholder approval unless the plan has a term of not more than ten years. Accordingly, the Board has proposed that we place a term limitation on the SIP of no more than ten years from the inception of the SIP so that annual approvals by our stockholders will not be necessary to carry out a stockholder-approved plan of automatic increases.

B.	Increase Shares of Common Stock Reserved for Issuance Under the SIP.

Effective May 21, 2003, the Board and stockholders adopted yearly “Automatic Increases” in the number of shares reserved for issuance under the SIP described above. The Board has determined that, in order to maintain our competitiveness and continue to reward individuals for outstanding performance that will result in greater returns to stockholders, the number of shares issuable under the SIP should continue to be increased effective January 1 of each year through January 1, 2010. Therefore, the Board proposes that the existing Automatic Increases for the SIP be cancelled and that new Automatic Increases be added to the SIP authorizing an increase in the number of shares reserved for issuance by 3% of the total outstanding shares effective each January 1st, beginning on January 1, 2005 and ending after the Automatic Increase on January 1, 2010. These computations will be made on a non-diluted basis, i.e., excluding all shares previously reserved for issuance under the SIP and any other of our equity incentive plans. The total number of shares available for grant under the SIP as incentive stock options will continue to be 10,000,000. As of January 1, 2004, there were 30,516,469 shares of our common stock authorized for issuance under the SIP, of which 360,115 shares had been issued pursuant to option exercises, 18,135,471 shares were subject to outstanding options and 12,020,883 shares were available for grant.

C.	Delegate Limited Authority to the Company’s Chief Executive Officer to Make Final Stock Option Grants On a Faster Schedule Than Current Company Practices.

Stock option grants made to newly hired employees currently must be approved by the Compensation Committee and/or the Board. The Board believes that it is in the best interest of our stockholders to expedite the granting of final stock options to certain employees by delegating relevant limited authority to the Chief Executive Officer. This would expedite the hiring process and allow us to retain talented employees for the Company. Such delegation of authority would contain a number of restrictions and limitations, such as exclusion of such grants to all officers (which would continue to require Compensation Committee and/or Board approval), and be subject to specific written parameters from the Committee designed to limit the number of shares to be granted to any individual under this limited delegation of authority.

D.	Include an Option Exchange Program.

Due partially to a recessive economy relating to the semiconductor industry during the last few years, many of the holders of Company options have been left with options priced significantly above the current and recent trading prices of our common stock (“underwater options”). The Board believes that giving option holders the opportunity to exchange underwater options is a way to reward the dedicated recipients of these underwater options while maximizing stockholder value. Therefore, the Board proposes that the SIP be amended to allow the Board in its discretion to adopt in the future a program of exchanging underwater options for newly issued options. Such a plan would allow those option holders with options having an exercise price over a threshold amount to turn in those options in exchange for new options under specified terms and conditions. The number and vesting schedule of replacement options granted in exchange for the underwater options, along with all other terms and conditions, would be determined by the Board prior to the time such an exchange program is offered to holders of underwater options. Replacement options would be granted to those option holders, subject to continued employment, no earlier than six months and one day from the date the option holder turned in the underwater options. The exercise price of the replacement options would be the closing price of our common stock on the date of the new grant.

The SIP, as currently in effect, is set forth as Appendix A to this Proxy Statement.

SUMMARY OF PLAN

The following general description of the material features of the SIP is qualified in its entirety by reference to the SIP, which is attached as Appendix A.

Purpose

The purpose of the SIP is to provide individuals with an incentive for outstanding performance in order to generate superior returns to our stockholders. This purpose is accomplished by linking the personal interest of our Board members, employees, officers, executives and consultants to the interests of our stockholders.

Administration, Amendment and Termination

The Board has delegated the authority to administer the SIP to the Compensation Committee of the Board (“Compensation Committee”). The members of the Compensation Committee serve at the pleasure of the Board.

Subject to the terms of the SIP, the Compensation Committee has the exclusive power, authority and discretion to, among other things, designate individuals to receive awards, determine the type, amount and number of each award granted, determine the terms and conditions of any award, amend, modify or terminate any outstanding award in accordance with the terms of the SIP, prescribe the form of the award agreement, and make all other decisions and determinations that may be required under the SIP or as the Compensation Committee deems necessary or advisable to administer the SIP.

With Board approval, the Compensation Committee may amend, modify or terminate the SIP, provided appropriate stockholder approval is obtained when necessary to comply with any applicable law, regulation or stock exchange rule.

Eligibility

All members of the Board, employees, officers, and executives of, and consultants to, us or our subsidiaries who are employed in the U.S. and foreign countries are eligible to participate as determined by the Board or the Compensation Committee. The Compensation Committee intends the SIP to be a broad-based employee plan and as part of its first year incentive program, on April 28, 2000, an option to purchase 50 shares was granted to each of our employees where permitted by local law. As of December 31, 2003, there were approximately 10,036 employees, including officers and executives, and Directors and consultants eligible to participate, subject to limitations of local law, tax policy and custom in such foreign countries.

Number of Shares of Common Stock Available Under the SIP

As of December 31, 2001, a maximum of 13,000,000 shares were authorized for issuance under the SIP. Pursuant to the provisions of the SIP, this amount increased by 3.5% of the total number of outstanding shares of common stock on January 1, 2002, increased by an additional 4.0% of the total number of outstanding shares of common stock on January 1, 2003, and increased by an additional 2.0% of the total number of outstanding shares of common stock on January 1, 2004. As of January 1, 2004, the maximum number of shares authorized for issuance under the SIP was 30,516,469, and the maximum number of shares available for issuance was 12,020,883.

Plan Benefits Table

The following table sets forth the option awards that have been granted under the SIP during the last fiscal year. The Board has granted options, and may grant additional options, during 2004. For further information, see “Share Ownership of Directors and Officers” below.

Name of Individual or Group	Number of Securities Underlying Options Granted in the Last Fiscal Year under the SIP	Date of Grant	Exercise Price Per Share
Keith D. Jackson	0	N/A	N/A
President and Chief Executive Officer
William George	100,000	02/05/2003	$1.25
Senior Vice President, Operations
William R. Bradford	75,000	02/05/2003	$1.25
Senior Vice President of Sales and Marketing
Donald Colvin	600,000	03/17/2003	$1.31
Senior Vice President, Chief Financial Officer and Treasurer
George H. Cave	140,000	02/05/2003	$1.25
Senior Vice President, General Counsel and Secretary
All executive officers, as a group (1)	1,145,000	—	—
All Directors who are not executive officers, as a group	0	N/A	N/A
All employees who are not executive officers, as a group (2)	4,828,875	—	—

(1)	The exercise prices for the options granted in 2003 to the executive officers, as a group, range from $1.25 to $1.31, and the options were granted on 02/05/2003 and 3/17/2003.
(2)	The exercise prices for the options granted in 2003 to all employees who are not executive officers, as a group, range from $1.03 to $7.05, and the options were granted throughout the year 2003.

The closing price as of the Record Date for our common stock trading on the NASDAQ National Market was $7.15. Generally, the expiration dates for the outstanding options listed above range from February 2013 to December 2013.

For more information regarding grants of options to our executive officers, see “Compensation of Executive Officers—Employment, Severance, and Change In Control Agreements and Arrangements” below.

Incentive Award Distribution

Under the terms of the SIP, the Compensation Committee may reward individuals in a variety of ways including: (i) stock options (including non-qualified stock options and incentive stock options); (ii) performance-based awards; (iii) stock appreciation rights; (iv) performance shares; and (v) restricted stock awards. In addition, under the SIP the Compensation Committee was authorized to make, and made at the time of our initial public offering “Take Ownership Grants” which grants were a one-time award of options underlying 50 shares of common stock to all employees.

Change In Control

At the time of the grant of an option, stock appreciation right or other award or any time thereafter, the Board shall have the authority and discretion, but shall not have any obligation, to provide for the acceleration of the vesting and exercisability of any outstanding options, stock appreciation rights or other award upon a change in control (as defined in the SIP).

Tax Aspects

The following is a summary of the general federal income tax consequences to us and to U.S. taxpayers of awards granted under the SIP. Tax consequences for any particular individual may be different.

Non-Qualified Stock Options and Stock Appreciation Rights.    No taxable income is reportable when a non-qualified stock option or a stock appreciation right is granted. Upon exercise, the recipient will have ordinary income equal to the fair market value of the shares on the exercise date minus the exercise price. Any gain or loss upon the disposition of the stock will be capital gain or loss to the recipient.

Incentive Stock Options.    No taxable income is reportable when an incentive stock option is granted or exercised (except that the difference between the exercise price and the fair market value as of exercise is a tax preference item for alternative minimum tax purposes). If the recipient exercises the option and then sells the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the recipient exercises the option and sells the shares before the end of the two- or one-year holding periods, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Restricted Stock, Performance Units and Performance Shares.    A recipient of restricted stock, performance units or performance shares will not have taxable income upon the grant unless he or she elects to be taxed at that time. Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.

Tax Effect for the Company.    We generally will receive a tax deduction for any ordinary income recognized by a participant from an award under the SIP (for example, the exercise of a non-qualified stock option). Please note that in the case of incentive stock options that meet the holding period requirements described above, the employee will not recognize ordinary income. We, therefore, will not receive a deduction. Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1 million. We are, however, able to preserve the deductibility of compensation over $1 million if certain conditions of Section 162(m) are met. These conditions include stockholder approval of the plan, setting limits on the number of awards that any individual may receive, granting stock options at or above fair market value and, for awards other than options and stock appreciation rights, establishing performance criteria that must be met before the award will actually vest or be paid. The SIP has been designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

Equity Compensation Plan Table

The following table sets forth equity compensation information as of December 31, 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity Compensation Plans Approved By Stockholders (1)	23,441,409	(2)	$4.11	11,918,335	(3)
Equity Compensation Plans Not Approved By Stockholders	0		$0.00	0
Total	23,441,409		$4.11	11,918,335

(1)	Consists of the Founders Plan, the SIP and the 2000 Employee Stock Purchase Plan (“ESPP”).
(2)	Excludes purchase rights accruing under the ESPP that have a shareholder approved reserve of 5,500,000 shares. Under the ESPP, each eligible employee may purchase up to the lesser of (a) 500 shares of common stock or (b) the number derived by dividing $6,250 by 100% of the fair market value of one share of common stock on the first day of the offering period, as defined in the ESPP, during each three-month period at a purchase price equal to 85% of the lesser of the fair market value of a share of stock on the first day of the period or the fair market value of a share of stock on the last day of the period.
(3)	Includes 1,543,766 shares of common stock reserved for future issuance under the ESPP and 10,374,569 shares of common stock available for issuance under the Founders Plan and the SIP. The number of securities remaining available for future issuance under these equity compensation plans increased by 4,345,998, effective January 1, 2004. This increase is not included in this table. The increase in securities remaining available for future issuance was calculated based on 2.0% of our total number of outstanding shares of common stock as of January 1, 2004.

Required Vote

The affirmative vote of a majority of the votes duly cast is required to approve this proposal. Abstentions and broker non-votes are not treated as votes cast and, therefore, will have no effect on the approval of this proposal.

The Board of Directors recommends a vote “for” approval of Proposal 2.

PROPOSAL 3

AMENDMENT OF 2000 EMPLOYEE STOCK PURCHASE PLAN

The Company’s 2000 Employee Stock Purchase Plan (the “2000 ESPP”) provides our eligible employees of the Company and its participating subsidiaries with the opportunity to purchase shares of our common stock through convenient payroll deductions, except where prohibited by law.

In February 2000, the Board and stockholders adopted the 2000 ESPP that authorized issuance of 1,500,000 shares thereunder, and in May 2001 increased the number of shares authorized for issuance by 4,000,000 shares for a total of 5,500,000 shares authorized for issuance.

The Board has determined, in order to give us the ability to continue to attract and retain the talented employees necessary for our continued growth and success, to amend the 2000 ESPP to increase the number of shares of common stock reserved for issuance under the 2000 ESPP by 3,000,000 shares for a total of 8,500,000 shares of common stock effective as of the date of stockholder approval. The amendment would be effective for the offering period beginning on or about July 1, 2004. The 2000 ESPP, as currently in effect, is set forth as Appendix B to this Proxy Statement.

SUMMARY OF PLAN

The following general description of the material features of the 2000 ESPP is qualified in its entirety by reference to the 2000 ESPP, which is attached as Appendix B.

Purpose

The purpose of the 2000 ESPP is to encourage ownership of common stock of the Company by all eligible employees and to provide incentives for them to exert maximum efforts for the success of the Company and its affiliates. The 2000 ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

Eligibility to Participate

Most employees of the Company and its participating subsidiaries are eligible to elect to participate in the 2000 ESPP. An employee is not eligible, however, if he or she owns or has the right to acquire five percent or more of the voting stock of the Company or of any subsidiary of the Company. Also, an employee is not eligible if he or she normally is scheduled to work less than or equal to twenty hours per week or five months per calendar year or if the employee has been employed by the Company for less than 90 days. The Compensation Committee intends the 2000 ESPP to be a broad based employee stock purchase plan. As of December 31, 2003, there were approximately 10,036 employees eligible to participate, subject to limitations of local law, tax policy and custom in such foreign countries.

Administration, Amendment and Termination

The Board has delegated the authority to administer the 2000 ESPP to the Compensation Committee. The members of the Compensation Committee serve at the pleasure of the Board.

Subject to the terms of the 2000 ESPP, the Compensation Committee has the authority to amend the rules and regulations as it deems necessary or advisable to administer the 2000 ESPP, to correct any defect or supply any omission or reconcile any inconsistency in the 2000 ESPP and to construe and interpret the 2000 ESPP and rules and regulations thereunder. The Compensation Committee may also make any other decision and determination under the 2000 ESPP, including determinations relating to eligibility.

The Company’s Board of Directors may amend or terminate the 2000 ESPP at any time for any reason unless stockholder approval is required by federal or state law or regulation or the rules of the automated quotation system or stock exchange on which the Company’s stock is quoted or listed. In a case where stockholder approval is required, such approval must be obtained within one year of Board action. No amendment or termination may materially and adversely affect the rights of a participant without such participant’s consent.

Number of Shares of Common Stock Available Under the ESPP

Currently 5,500,000 shares of common stock are authorized for issuance pursuant to the 2000 ESPP. If this Amendment is adopted, the number of shares authorized for issuance will be increased to 8,500,000. Shares sold under the 2000 ESPP may be newly issued shares, treasury shares or shares purchased on the open market. In the event of any stock split or other change in the capital structure of the Company, appropriate adjustments will be made in the number and kind of shares available for purchase under the 2000 ESPP.

Enrollment and Contributions

Eligible employees voluntarily elect whether or not to enroll in the 2000 ESPP. Employees may join for a period of three months. Employees who have joined the 2000 ESPP are automatically re-enrolled for additional rolling three-month periods, provided that the employee remains eligible under the rules of the 2000 ESPP. However, an employee may cancel his or her enrollment at any time, subject to 2000 ESPP provisions.

Employees may contribute to the 2000 ESPP through payroll deductions. Participating employees generally may contribute up to 10% of their eligible compensation through after-tax payroll deductions. From time to time, the Compensation Committee may establish a lower or higher maximum permitted contribution percentage. An employee may change the payroll contribution amount for a future offering period by filing a new enrollment form at least two weeks prior to the beginning of the offering period. An employee may discontinue payroll contributions during an offering period by filing a new enrollment form, and the change will be effective for the next payroll after the enrollment form is received.

Purchase of Shares

At the end of each offering period, each participating employee’s payroll deductions are used to purchase shares of common stock for the employee. The price of the shares purchased will be 85% of the lower of (1) the stock’s fair market value on the first day of the three-month offering period, or (2) the stock’s fair market value on the last day of the offering period. Currently, during any single offering period, no employee may purchase more than the lesser of: (1) 500 shares of common stock, or (2) the number of shares derived by dividing $6,250 by 100% of the fair market value of one share of common stock on the first day of the offering period. In the event that an employee’s payroll contribution is greater than the amount the employee is able to purchase, the excess amount will be returned to the employee as soon as practical after the end of the offering period.

Termination of Participation

Participation in the 2000 ESPP terminates when a participating employee’s employment with the Company ceases for any reason, the employee withdraws from the 2000 ESPP, the employee becomes ineligible to participate under the rules of the 2000 ESPP, or the 2000 ESPP is terminated or amended such that the employee no longer is eligible to participate.

Number of Shares Purchased by Certain Individuals and Groups

The following table sets forth the purchases made in the previous fiscal year under the 2000 ESPP for the individuals and groups of individuals specified. The actual number of shares that may be purchased by these individuals and groups during the current year will not be determinable until the fiscal year end.

Plan Benefits Table

Name of Individual or Group	Number of Shares	Average Purchase Price Per Share
Keith Jackson	0	N/A
President and Chief Executive Officer
William George	2,000	$1.96
Senior Vice President, Operations
William R. Bradford	2,000	$1.96
Senior Vice President, Sales and Marketing
Donald Colvin	0	N/A
Senior Vice President, Chief Financial Officer and Treasurer
George H. Cave	2,000	$1.96
Senior Vice President, Secretary and General Counsel
All executive officers, as a group	6,000	$1.96
All directors who are not executive officers, as a group (1)	N/A	N/A
All employees who are not executive officers, as a group	683,963	$1.72

(1)	Directors who are not employees of the Company are not eligible to participate in the 2000 ESPP.

Tax Aspects

Generally, the U.S. tax consequences of the purchase of shares of common stock under the 2000 ESPP are described below. Tax consequences for any particular individual, however, may be different:

An employee will not have taxable income when the shares of common stock are purchased, but the employee generally will have taxable income when the employee sells or otherwise disposes of stock purchased through the 2000 ESPP.

For shares that are disposed of more than 24 months after the first day of the offering period under which the shares were purchased (the “24-Month Holding Period”), up to the amount of the discount (if any) from the market price of the stock on the first day of the three-month offering period, gain is taxed as ordinary income. Any additional gain above that amount is taxed at long-term capital gain rates. If, after the 24-Month Holding Period, the employee sells the stock for less than the purchase price, the difference is a long-term capital loss. If a participant disposes of shares during the 24-Month Holding Period, the participant must recognize ordinary income on the difference between the purchase price and the stock’s fair market value on the actual purchase date regardless of whether there is any gain upon such disposition. Any additional gain (or loss) is taxed to the stockholder as long-term or short-term capital gain (or loss). The purchase date begins the holding period for determining whether the gain (or loss) is short-term or long-term.

The Company will receive a deduction for federal income tax purposes for the ordinary income an employee must recognize when he or she disposes of stock purchased under the 2000 ESPP within the 24-Month Holding Period. The Company will not receive such a deduction for shares disposed of after the 24-Month Holding Period.

Required Vote

The affirmative vote of a majority of the votes duly cast is required to approve this proposal. Abstentions and broker non-votes are not treated as votes cast and, therefore, will have no effect on the approval of this proposal.

The Board of Directors recommends a vote “for” approval of Proposal 3.

PROPOSAL 4

AMENDMENT OF CERTIFICATE OF DESIGNATIONS OF SERIES A

CUMULATIVE CONVERTIBLE PREFERRED STOCK

On September 7, 2001, TPG ON Holdings LLC, an affiliate of TPG, purchased 10,000 shares of our Series A Cumulative Convertible Preferred Stock for $100.0 million in cash. Each share of Series A preferred stock is convertible at the option of the holder at any time into shares of common stock at a conversion price of $2.82 per share (“Conversion Price”) of common stock, subject to specified anti-dilution adjustments. As of March 8, 2004, the shares of Series A preferred stock were convertible into 43,239,443 shares of our common stock. At any time on or after September 7, 2009, the holders may require that we redeem their shares at a redemption price per share equal to the greater of: (i) the stated value of the Series A preferred stock plus all accrued and unpaid dividends thereon; or (ii) 50% of the then current market price of the common stock (“Redemption Price Formula”) (based upon the average closing price of the common stock over the preceding 30 trading days) and other assets and property, if any, into which one share of Series A preferred stock is then convertible.

As a result of the Redemption Price Formula, accounting standards require that we accrete for the difference between the current market price of our common stock and an amount equal to the Conversion Price multiplied by 2, and any resulting non-cash charge will reduce our net income applicable to common stock. Such accretion could reduce our reported earnings per share at least through 2009, so long as the price of our common stock is higher than $5.64 per share.

The Board has determined that it is in our best interest to amend the Certificate of Designations of the Series A Cumulative Convertible Preferred Stock to change the Redemption Price Formula so that clause (ii) thereof refers to 20%, rather than 50%, of the then current market price of the common stock. Giving effect to this change, the accretion will not be required except to the extent that the price of our common stock exceeds $14.10 per share.

The Certificate of Designations of the Series A Cumulative Convertible Preferred Stock, as currently in effect, is set forth as Appendix C to this Proxy Statement.

Required Vote

An affirmative vote of: (i) a majority of the Series A preferred stock voting as a class; and (ii) a majority of the common stock voting separately as a class, is required to approve Proposal 4.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as independent auditors to audit our consolidated financial statements for the year ending December 31, 2004, and is seeking ratification by the stockholders of this appointment.

A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions by stockholders.

Stockholder ratification of the selection of PricewaterhouseCoopers as our independent auditors is not required by our Bylaws or otherwise. Nonetheless, the Audit Committee is submitting the selection of PricewaterhouseCoopers to the stockholders for ratification as a matter of good corporate practice.

If the stockholders fail to ratify the election, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such an appointment would be in our best interest and the best interest of our stockholders.

Required Vote

The affirmative vote of a majority of the votes duly cast is required to approve this proposal. Abstentions and broker non-votes are not treated as votes cast and, therefore, will have no effect on the approval of this proposal.

The Board of Directors recommends a vote “for” approval of Proposal 5.

THE BOARD OF DIRECTORS

The Board met 10 times last year and the committees of the Board held a total of 26 meetings. On average, the Directors attended 87% of the total Board and committee meetings held in 2003. Mr. Boyce attended less than 75% of the aggregate number of meetings of the Board and the committees on which he served in 2003. We do not currently have a policy with regard to Director’s attendance at the Annual Meeting of Stockholders; however, one Director, J. Daniel McCranie, attended the Annual Meeting of Stockholders on May 21, 2003.

Committees of the Board

Audit Committee:    The Audit Committee takes such actions, on behalf of the Board, as are necessary to monitor the integrity of our corporate financial reporting; to provide to the Board the results of its monitoring and recommendations derived therefrom; to outline to the Board changes made, or to be made, in internal accounting controls noted by the Audit Committee; to appoint, determine funding for, pre-approve services by, and oversee the independent auditors; to review the independence, qualifications and performance of our internal auditors and independent auditors; to oversee that management has the processes in place to assure our compliance with all applicable corporate policies, and legal and regulatory requirements; and to provide such additional information and materials as it may deem necessary to make the Board aware of significant matters relating to the Audit Committee Charter that require the Board’s attention. It prepares an annual report required by the rules of the Commission for inclusion in our proxy statement. The Audit Committee has the authority, to the extent necessary, to retain independent legal, accounting or other advisors. We will provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to such advisors for the purpose of rendering or issuing a report and to any advisors employed by the Audit Committee. The Audit Committee has various other authorities and responsibilities, including its policies and procedures for pre-approval of services of independent auditors, as set forth in its formal written charter, a copy of which is available on our website at www.onsemi.com. The adequacy of this charter is reviewed at least annually. At least quarterly, the Audit Committee discusses critical accounting policies with our management. The Board has determined that Emmanuel T. Hernandez, Jerome N. Gregoire and J. Daniel McCranie each qualify as an “audit committee financial expert” and each is independent within the meaning of applicable Commission rules and the listing standards of NASDAQ. The Audit Committee met 13 times in 2003.

Compensation Committee:    The Compensation Committee, on behalf of the Board, is responsible for developing and applying compensation policies and all elements of compensation for the Chief Executive Officer, other executive officers and any other employees whose total compensation is substantially similar to such other officers, and non-employee Directors. It is also responsible for administering our stock option and other equity-based plans, all other short-term and long-term incentive plans, and any deferred compensation programs. Included in its duties are annually reviewing and approving corporate goals and objectives and evaluating performance in light of those goals and objectives relevant to the compensation of the Chief Executive Officer and senior executives, including all executive officers subject to Section 16 of the Securities and Exchange Act of 1934 (“Exchange Act”). The Compensation Committee also develops policies and procedures for the succession of the Chief Executive Officer and other key executives. It produces an annual report on executive compensation for inclusion in our proxy statement. The Compensation Committee may retain and terminate any compensation consultants or other advisors and has the authority to approve such consultant’s or advisor’s fees. The Compensation Committee has various other authorities and responsibilities as set forth in its formal written charter, a copy of which is available on our website at www.onsemi.com. The adequacy of this charter is reviewed at least annually. The Board has determined that each member of the Compensation Committee is independent within the meaning of applicable Commission rules and the listing standards of NASDAQ. See “Compensation Committee Report” below for discussion of independence with regard to Internal Revenue Code Section 162(m). The Compensation Committee met 5 times in 2003.

Corporate Governance and Executive Committee:    The Corporate Governance and Executive Committee has the authority to exercise all delegable powers of the full Board when the Board is not in session regarding the management of our business and affairs. It does not, however, have the power, among other things, to amend the Bylaws or Certificate of Incorporation; declare dividends; fix compensation of Directors for serving on the Board or on any committee; to appoint or remove the Chairman of the Board or the President and Chief Executive Officer; or take any action that requires stockholder approval. With respect to corporate governance, this Corporate Governance and Executive Committee makes recommendations to the Board regarding the size of the Board; reviews and makes recommendations to the Board regarding committee assignments; and reviews and makes recommendations to the Board regarding other matters of corporate governance as requested by the Board or otherwise determined to be appropriate by the Corporate Governance and Executive Committee. The Corporate Governance and Executive Committee has various other authorities and responsibilities as set forth in its formal written charter, a copy of which is available on our website at www.onsemi.com. The adequacy of this charter is reviewed at least annually. The Corporate Governance and Executive Committee met 5 times in 2003.

Nominating Committee:    The Nominating Committee, on behalf of the Board, has the duty of identifying and evaluating Director nominees. The Nominating Committee considers the following factors regarding Board membership: the appropriate size of the Company’s Board of Directors; needs of the Company with respect to the particular talents and experience of its Directors; the knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; familiarity with the semiconductor industry; experience in political affairs; experience with accounting rules and practices; and the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members. The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Nominating Committee will also consider candidates with appropriate non-business backgrounds. Other than the foregoing, there are no stated criteria for Director nominees, although the Nominating Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Nominating Committee does, however, believe it appropriate for at least one, and preferably, several, members of the Board to meet the criteria for an “audit committee financial expert” as defined by Commission and NASDAQ rules. The Nominating Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board. The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Nominating Committee may engage in research to identify qualified individuals. For a description of the procedure for stockholder nominations, see “Miscellaneous Information—Stockholder Nominations and Proposals” below. The Nominating Committee’s authority and responsibilities are set forth in its formal written charter, a copy of which is available on our website at www.onsemi.com. The adequacy of this charter is reviewed at least annually. The Board has determined that each member of the Nominating Committee is independent within the meaning of applicable Commission rules and the listing standards of NASDAQ. The Nominating Committee was formed in March 2004, and did not meet in 2003. Prior to the formation of the Nominating Committee, the nominating responsibility was handled by the Corporate Governance and Executive Committee.

Board Committee Membership

Corporate Governance and Executive Committee	Audit Committee	Compensation Committee	Nominating Committee
J. Daniel McCranie*	Emmanuel T. Hernandez*	Richard W. Boyce*	J. Daniel McCranie*
Richard W. Boyce	Jerome N. Gregoire	Jerome N. Gregoire	Richard W. Boyce
Curtis J. Crawford	J. Daniel McCranie	J. Daniel McCranie	Curtis Crawford
Keith D. Jackson

*	Chairman

Compensation of Directors

In 2003, our Chairman of the Board (“Chairman”) is generally entitled to receive quarterly payments of $25,000. In addition to these payments, Mr. McCranie was awarded additional compensation by the Board of $75,000, that was paid in 3 installments of $25,000 each, for his extraordinary assistance as Chairman, during the fourth quarter of 2002, in identifying and reviewing candidates for our senior officer positions and in assisting the Board with senior officer transition matters. The first payment was made during the fourth quarter of 2002, and the remaining two payments were made in April and July of 2003. Non-employee Directors receive a quarterly cash retainer of $5,000. Directors who are our officers do not receive any additional compensation for their services as a Director. Members of the Audit Committee are entitled to receive an additional quarterly payment of $2,500. Non-employee Directors received a meeting fee of $1,500 for each Board and committee meeting they attended, whether in person or by telephone, for the first half of 2003. Beginning with the second half of 2003, non-employee Directors receive a meeting fee of $1,500 for each Board and committee meeting they attended in person, and a meeting fee of $500 for each Board and committee meeting they attended by telephone. All Directors are reimbursed for reasonable expenses incurred to attend Board and committee meetings and perform other relevant Board duties. Due to our financial circumstances in 2003, some of the Directors entitled to receive Board and committee meeting fees waived their right to receive those fees.

Non-employee Directors participate in the Founders Plan and the SIP. During 2003, no option grants were made to non-employee Directors.

Under the Director Deferred Compensation Plan adopted in March 2000, non-employee Directors may defer up to 100% of their annual retainer and meeting fees on substantially the same terms and conditions as the Executive Deferred Compensation Plan described below.

For further information, see “Relationships and Related Transactions” and “Compensation of Executive Officer—Employment, Severance, and Change In Control Agreements and Arrangements” below.

COMPENSATION OF EXECUTIVE OFFICERS

The following tables set forth information concerning compensation earned by, or paid for, services provided to us and our subsidiaries for the periods indicated to: (1) our current Chief Executive Officer; and (2) the four most highly paid executive officers who were serving as executive officers at the end of the last fiscal year (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary (1)	Bonus (2)	Other Annual Compensation (3)	No. of Securities Underlying Options (4)	All Other Compensation (5)
Keith D. Jackson President and Chief Executive Officer (1)	2003 2002 2001	$519,231 46,154 —	$0 0 —	$14,400 1,329 —	0 1,200,000 —	$63,410 200,078 —
William George Senior Vice President, Operations	2003 2002 2001	335,500 315,000 279,110	0 — 221,999	14,400 14,400 14,400	100,000 200,000 100,000	9,206 9,076 9,500
William R. Bradford Senior Vice President of Sales and Marketing (1)	2003 2002 2001	332,308 215,385 —	174,468 399,977 —	14,400 9,692 —	75,000 600,000 —	7,314 520,064 —
Donald Colvin Senior Vice President, Chief Financial Officer and Treasurer (1)	2003 2002 2001	258,461 — —	0 — —	11,077 — —	600,000 — —	37,768 — —
George H. Cave Senior Vice President, General Counsel and Secretary (1)	2003 2002 2001	277,269 251,000 226,624	0 39,809 100,381	9,600 — —	140,000 50,000 30,000	7,383 7,640 (27,958)

(1)	Messrs. Jackson and Bradford were not employed by us during 2001. Mr. Jackson joined us as President and Chief Executive Officer effective November 19, 2002; Mr. Bradford became our Senior Vice President of Sales and Marketing effective March 28, 2002. Mr. Colvin was not employed by us during 2001 or 2002; he joined us on March 17, 2003 as the Senior Financial Director, and became our Senior Vice President, Chief Financial Officer and Treasurer on April 2, 2003. Mr. Cave joined us at our inception on August 4, 1999 as General Counsel, was appointed Vice President and Secretary on March 8, 2000 and became a Senior Vice President on May 22, 2003.
(2)	There were no performance-based bonuses paid to our Named Executive Officers in the year 2003 for the 2002 measurement period. For Mr. Bradford, amounts listed in 2003 include a special “stay” bonus of $50,000 plus tax gross-up payments for federal, state and local taxes (“Tax Gross-up”) of $28,468 and a special one-time bonus of $96,000 pursuant to his employment arrangement. Amounts listed in 2002 for Mr. Cave include a performance-based bonus of $39,809 and for Mr. Bradford include a special one-time bonus of $250,000 plus Tax Gross-up of $149,977 pursuant to his employment agreement. (See “—Employment, Severance, and Change In Control Agreements and Arrangements” below). During 2001, performance-based bonuses of $221,999 and $100,381 were paid to Mr. George and Mr. Cave, respectively.
(3)	For 2003, Messrs. Jackson, George and Bradford were provided with a car allowance of $1,200 per month for the full year, and Messrs. Colvin and Cave were provided with a car allowance of $1,200 per month for the portion of the year that each was a Senior Vice President. For 2002, Mr. George was provided with a car allowance of $1,200 per month for the full year, and Messrs. Jackson and Bradford were provided with a car allowance of $1,200 per month for the portion of the year that each was an executive officer. For 2001, Mr. George was provided with a car allowance of $1,200 per month for the full year.
(4)

During 2003, Messrs. George, Bradford and Cave received an option to purchase 100,000, 75,000 and 140,000 shares, respectively, at the per share exercise price of $1.25. Mr. Colvin received an option to purchase 600,000 shares at the per share exercise price of $1.31 pursuant to his employment arrangement. During 2002, Messrs. Jackson and Bradford received an option to purchase 1,200,000 and 600,000 shares, respectively, at the respective per share exercise prices of $1.80 and $4.20 pursuant to their employment agreements/arrangements, and Messrs. George and Cave received an option for 200,000 and 50,000 shares, respectively, at the per share exercise price of $3.22. During 2001, Messrs. George and Cave received an option for 100,000 and 30,000 shares, respectively, at the per share exercise price of $6.13. Except as specified above or in individual employment and/or severance agreements/arrangements, all options granted vest in 25% increments over a four year period, subject to continued employment, beginning on the first anniversary of the grant date. The per share exercise price for each of the option grants discussed above was 100% of the fair market value of the shares on the grant date. (See “—Employment, Severance, and Change In Control Agreements and Arrangements” below).

(5)	During 2003, Mr. Jackson and Mr. Colvin each received a relocation supplement of $46,042 and $29,309, respectively, with Tax-Gross-ups of $9,712 and $7,397, respectively, pursuant to their respective employment agreement/arrangement. Included for 2003 is our 401(k) plan match for Messrs. Jackson, George, Bradford and Cave of $6,000 each; and for Messrs. Jackson, George, Bradford, Colvin and Cave, disability insurance, group term life insurance and/or Cobra or other medical insurance payments of $1,656, $3,206, $1,314, $1,062 and $1,383 respectively. During 2002, Mr. Jackson received a $200,000 relocation supplement pursuant to his employment agreement and a group term life payment of $78. Mr. Bradford received a $257,500 payment related to the sale of his former house and other taxable and non-taxable relocation benefits of $256,000. Included for 2002 is our 401(k) plan match for Messrs. George, Bradford and Cave of $6,000 each; disability insurance, group term life insurance and/or Cobra or other medical insurance payments of $3,076, $564 and $1,340 respectively; and for Mr. Cave a $300 tax equalization payment for relocation. For 2001, amounts include our 401(k) plan match for Mr. George and Mr. Cave of $7,875 and $3,706, respectively; disability insurance, group term life insurance and/or Cobra payments of and $1,625 and $548, respectively; and for Mr. Cave a ($32,212) tax equalization adjustment for a prior year.

For further information regarding these payments, see “—Employment, Severance, and Change In Control Agreements and Arrangements” and “Relationships and Related Transactions” below.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information regarding individual grants of options to purchase our common stock to the Named Executive Officers in 2003.

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation For Option Term
					5%($)	10%($)
Keith D. Jackson	0	0.00%	n/a	n/a	n/a	n/a
William George	100,000	1.67%	$1.25	02/05/2013	$78,612	$199,218
William Bradford	75,000	1.26%	$1.25	02/05/2013	$58,959	$149,413
Donald Colvin	600,000	10.04%	$1.31	03/17/2013	$494,311	$1,252,682
George H. Cave	140,000	2.34%	$1.25	02/05/2013	$110,057	$278,905

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR END OPTION VALUES

The following table sets forth, on an aggregate basis, certain information with respect to the value of unexercised options held by the Named Executive Officers at the end of 2003.

Name	Number of Shares Acquired on Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-The-Money Options at December 31, 2003 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Keith D. Jackson	—	—	300,000	900,000	$1,404,000	$4,212,000
William George	—	—	808,383	—	$3,243,998	—
William Bradford	—	—	150,000	525,000	$342,000	$1,418,250
Donald Colvin	—	—	—	600,000	—	$3,102,000
George H. Cave	—	—	122,383	196,667	$373,097	$859,775

(1)	The value realized equals the difference between the option exercise price and the fair market value of our common stock on the date of exercise, multiplied by the number of shares for which the option was exercised.
(2)	In-the-money options include only options for which the underlying security price at December 31, 2003 was greater than the exercise price of the options. The value of exercisable and unexercisable options equals the difference between the option exercise price and the closing price of our common stock on December 31, 2003 (the last day of trading for the fiscal year ended December 31, 2003), multiplied by the number of shares underlying the options. The closing price of our common stock on December 31, 2003, as reported on NASDAQ, was $ 6.48 per share.

RETIREMENT PLAN

The following table shows the estimated annual benefits payable under the ON Semiconductor Pension Plan (“Retirement Plan”) for employees who are eligible under the criteria stated below assuming a life annuity benefit:

	Years of Service
Remuneration	15	20	25	30	35
$100,000	$27,666	$32,431	$36,081	$36,812	$36,812
125,000	35,702	42,002	46,903	47,883	47,883
150,000	43,737	51,574	57,724	58,954	58,954
175,000	51,773	61,145	68,546	70,026	70,026
200,000	59,809	70,717	79,367	81,097	81,097

We maintain a Retirement Plan that covers employees within the United States, including certain Named Executive Officers whose sum of age plus years of service as of August 3, 1999 equaled or exceeded 65. The Retirement Plan provides for monthly pension benefits pursuant to a formula based on an employee’s years of service on or after January 1, 1978, employee contributions made prior to January 1, 1978, and compensation level (calculated as final average earnings for the five years of highest pay during the last ten years of employment). No additional Retirement Plan benefits will accrue after December 31, 2004. As of December 31, 2003, Mr. George is the only Named Executive Officer covered by the Retirement Plan. As of December 31, 2003, Mr. George had approximately 35 years of service, including his years of employment at Motorola. Mr. George’s 2003 annual compensation covered by the Retirement Plan is $335,500. Mr. George did not make employee contributions to the Retirement Plan during his years of service prior to January 1, 1978.

EMPLOYMENT, SEVERANCE, AND

CHANGE IN CONTROL AGREEMENTS AND ARRANGEMENTS

We entered into employment agreements or arrangements with each of the following Named Executive Officers: Messrs. Jackson, George and Bradford. We also entered into an employment arrangement with Mr. Donald Colvin who joined us as Senior Financial Director on March 17, 2003 and became our Senior Vice President, Chief Financial Officer and Treasurer effective April 2, 2003. These employment agreements and arrangements, including severance and change in control provisions are discussed below.

The agreements with Messrs. Jackson and George provide for an employment term ending on November 19, 2005, and August 4, 2005, respectively. The arrangement with Mr. Bradford does not set a specific employment term. The agreements/arrangements with Messrs. Jackson, George, Bradford and Colvin provide an annual base salary, subject to periodic adjustment, of $500,000, $335,000, $320,000 and $320,000 respectively, and an annual target bonus, subject to periodic adjustment, of up to 75%, 60%, 60% and 60%, respectively, of the base salary depending on achievement of individual and Company performance objectives. Actual bonus payments could range from $0 up to an amount greater than target based on individual and Company performance. We adopted certain bonus plans in order to implement bonus arrangements described in this paragraph. For a summary of these bonus arrangements, see “Compensation Committee Report—Compensation Programs and Process—Incentive Awards” below.

In addition to the above, Mr. Jackson’s employment agreement required that within 60 days of November 10, 2002 he purchase at least the number of shares of our common stock that resulted from dividing $250,000 by the fair market value (as defined in his employment agreement) on the date of purchase of a share of our common stock. Our policy allows the purchase of our shares by our insiders to take place only during specified periods. On March 13, 2003, Mr. Jackson completed his stock purchase requirement pursuant to his employment agreement. Under this agreement, he also received a relocation supplement of $200,000 to assist with the ancillary costs of relocating his family to Phoenix, Arizona that he will have to repay to us if prior to his second anniversary he voluntarily terminates his employment other than for good reason or is terminated for cause (both as defined in his employment agreement). In addition, the agreement provided for us to grant Mr. Jackson options to purchase 1,200,000 shares of common stock at a per share exercise price of $1.80, which was the fair market value on the date of the grant. The options vest 25% annually over a four-year period beginning on the first anniversary of the date of the grant, subject to his continued employment.

In addition to the above, Mr. Bradford’s employment agreement provided him with a guaranteed minimum bonus of $96,000 for the year 2002 measurement period, a hiring bonus of $250,000 plus Tax Gross-up and a stay bonus after one year of service of $50,000 plus Tax Gross-up. The agreement provided a relocation benefit, pursuant to which he received $256,000 and an agreement that we purchase and resell his former Atlanta, Georgia residence and pay to Mr. Bradford an amount equal to $900,000 minus the appraised value of the residence with a maximum payment of $350,000. In connection with the sale of his residence, he actually received a payment of $257,500 from us that equaled the difference between $900,000 and the actual sale price of his home. The agreement also provided for us to grant Mr. Bradford options to purchase 600,000 shares of our common stock at a per share exercise price of $4.20 per share, which was the fair market value on the date of the grant. The options vest 25% annually over a four-year period beginning on the first anniversary of the date of grant, subject to his continued employment.

In addition to the above, Mr. Colvin’s employment arrangement provided for a guaranteed bonus of at least 50% of his target bonus for the 2003 measurement period to be paid in 2004. In addition, he was required to purchase within 60 days of March 17, 2003, at least the number of shares of our common stock that results from dividing $100,000 by the fair market value (as defined in his employment arrangement) on the date of purchase of a share of our common stock. Our policy allows the purchase of our shares by our insiders to take place only during specified periods. On February 27, 2004, Mr. Colvin completed his stock purchase requirement in accordance with his employment arrangement. Pursuant to his employment arrangement, Mr. Colvin also received reimbursement for his reasonable relocation expenses. Pursuant to his employment arrangement, we also granted Mr. Colvin options to purchase 600,000 shares of common stock at the per share exercise price of $1.31, which was the fair market value on the date of the grant. The options vest 25% annually over a four-year period beginning on the first anniversary of the date of the grant, subject to his continued employment.

If Mr. Jackson’s employment with us is terminated without cause or he resigns for good reason (as defined in his employment agreement), he will be entitled to receive his base salary at the rate in effect immediately prior to the termination date for a period of two years (his “termination amount”), which will be paid ratably in equal installments over the two-year period. The termination amount will be offset by any amounts he earns from other comparable employment he obtains during the two-year period. In the event of Mr. Jackson’s death or disability, we will pay an amount based on the bonus he received in the previous year times the percentage of the fiscal year that has passed prior to his termination. If his employment is terminated without cause or he resigns for good reason within two years following a change in control (as defined in his employment agreement), in addition to the other benefits provided in his employment agreement, we will provide continuation of medical benefits for the greater of: (a) two years after the date of termination; or (b) the remainder of the employment period (both as defined in his employment agreement), and the options granted pursuant to his employment agreement will become immediately exercisable. Any remaining unvested options on the date of termination will expire. The vested options will expire at the first to occur of: two years after termination for death, disability or termination without cause; the termination date if terminated for cause; 90 days after termination for any other reason; or ten years after the grant date. He is also subject to customary non-solicitation of employees and confidentiality provisions and a two-year non-competition provision on termination.

If Mr. George’s employment with us is terminated without cause or he resigns for good reason (as defined in his employment agreement), he will be entitled to a lump sum payment equal to the product of two times the sum of: (A) the highest rate of his annualized base salary in effect at any time up to and including the date of termination; and (B) the annual bonus earned by him in the year immediately preceding his date of termination. His employment agreement provides that if, prior to the scheduled termination date (as defined in his employment agreement), his employment is terminated without cause, he resigns for good reason or his employment terminates because of his permanent disability, then all unvested options granted on November 29, 1999 (“A Options”) will become immediately vested. As of September 9, 2003, all of the A Options became fully vested according to the terms of the original grant. In addition, as of August 5, 2003, the options granted on February 21, 2001, January 24, 2002 and February 5, 2003 (“B Options”) became fully vested. If his employment terminates: (i) due to his retirement on or after August 5, 2003; (ii) on account of the termination of his employment without Cause or he resigns for good reason; or (iii) as a result of his death or permanent disability, all A Options and B Options granted to him (to the extent they are or become exercisable on the date his employment terminates, will remain fully exercisable until the first to occur of: (1) the last day of the five-year period immediately following the date of such termination; and (2) the tenth anniversary of the grant date of such option. All options granted after August 5, 2003 will have vesting and exercisability provisions determined by the Board at the time of the grant. In the event we terminate his employment without cause or he resigns for good reason within two years of a change in control (as defined in his employment agreement), then we will provide him with continuation of medical benefits for the greater of: (i) two years after his date of termination (as defined in his employment agreement); or (ii) the remainder of the employment period (as defined in his employment agreement). He is also subject to customary non-solicitation of employees and confidentiality provisions.

If Mr. Bradford’s employment with us is terminated without cause or he resigns for good reason (as defined in his employment agreement), he will be entitled to severance in the amount of his annual base salary in effect immediately prior to the date of termination plus the amount of his bonus earned in the year preceding his termination, all of which will be paid ratably in equal installments over a twelve-month period following termination. In addition, he is entitled to medical benefits until the earlier of: (i) the date on which he becomes eligible for medical benefits with a new employer; or (ii) the end of the twelve-month period. Further, if his employment is terminated without cause or he resigns for good reason within two years following a change in control (as defined in his employment agreement), the options granted under his employment agreement will become immediately exercisable. His employment arrangement provides that if Mr. Bradford had been terminated for cause or he resigned for other than good reason within twelve months of his starting date, he would have had to repay his hiring bonus. If his employment with us is terminated by us for cause or he resigns for other than good reason within twenty-four months of his commencement date, he must repay a portion of the relocation benefit he received relating to the sale of his former Atlanta, Georgia residence and the entire amount of his stay bonus. He is also subject to customary non-solicitation of employees and confidentiality provisions on termination.

If Mr. Colvin’s employment with us is terminated without cause or he resigns for good reason (as defined in his employment arrangement), he will be entitled to receive his base salary at the rate in effect immediately prior to the termination date for a period of one year, which will be paid ratably in equal installments over the one-year period. His severance amount will be offset by any amounts he earns from other comparable employment he obtains during the one-year period. If he must relocate in order to commence employment with another employer, and he, in fact, does relocate, then we will continue to pay 50% of the severance amount for the remainder of the one-year period. In addition, he is entitled to medical benefits until the earlier of: (i) the date on which he becomes eligible for medical benefits with a new employer; or (ii) the end of the one-year period. Further, if he is terminated without cause or resigns for good reason within two years following a change in control (as defined in his employment arrangement), options granted under his employment arrangement will become immediately exercisable. He is also subject to customary non-solicitation of employees and confidentiality provisions on termination.

For further information on transactions between us and our senior executives, see the other sections of “Compensation of Executive Officers” above and “Relationships and Related Transactions” below.

COMPENSATION COMMITTEE REPORT1

The Compensation Committee consists entirely of non-employee Directors. The Compensation Committee sets the compensation of the Chief Executive Officer, reviews, administers and makes decisions each year regarding the effectiveness of compensation programs and policies for other key executives, and approves stock option grants and other programs and arrangements for all executive officers. Compensation actions for certain executive officers are subject to review and approval of the Board. For further information on the Compensation Committee’s responsibilities, policies and practices, see the summary of the charter for the Compensation Committee at “The Board of Directors—Committees of the Board—Compensation Committee” above.

Compensation Philosophy and Guiding Principles

Our executive compensation programs are designed to attract, motivate, and retain highly talented executives. We have adopted a compensation philosophy based on a performance driven culture in which total compensation (short and long term incentives) should vary with individual performance and our performance as a company. The Compensation Committee’s goal is to provide base salaries and incentive plans that are competitive with other industry participants and which align management’s financial interests and ownership with those of the stockholders by providing stock option grants as long term incentives.

[1]	Pursuant to Item 402(a)(9) of Regulation S-K promulgated by the Commission, neither the “Compensation Committee Report” nor the material set forth in “Performance Graph—Stock Price Performance Graph” shall be deemed to be filed with the Commission for purposes of the Exchange Act nor shall such report or such material be deemed to be incorporated by reference in any past or future filing by the Company under the Exchange Act or the Securities Act of 1933 (“Securities Act”).

Compensation Programs and Process

The Compensation Committee relies, in part, on third-party compensation experts in establishing and reviewing its compensation programs and processes for its executive officers. The Compensation Committee also uses compensation survey data from a number of independent sources. Our total compensation of executives and other employees is compared to external sources to ensure that our programs are competitive. Competitive peer companies and compensation survey data are used for comparison in the executive categories and industry-specific and related surveys are used for our other positions.

Our executive officers receive certain perquisites. They are also eligible to participate in benefit programs designed for all of our full time employees. These programs include medical, disability and life insurance programs. The three major components of our executive officer compensation are base salary, annual and/or semi-annual incentive awards and long term incentives. The Compensation Committee uses objective survey data and its subjective judgment in determining executive officers’ compensation levels for all these components and takes into account both qualitative and quantitative factors.

Base Salary.    Salaries set for all officers are reviewed for comparability with peer companies. We also consult with compensation experts and review available data, including published salary surveys and other compensation data for semiconductor and high technology companies.

Incentive Awards.    The Compensation Committee sets the bonus component of executive incentive compensation under annual and/or semi-annual bonus plans (“Bonus Plans”). The Bonus Plans are administered by the Compensation Committee and, subject to individual and Company performance, are designed to provide an annual and/or semi-annual bonus to certain regular full time and part time employees working 20 hours or more per week who provide a significant contribution to us or our subsidiaries. A participating employee’s total bonus is computed based on objective corporate and individual performance components. These plans are based on measurements such as our earnings before interest, taxes, depreciation and amortization (“EBITDA”). (See “—401(k) Plan and Executive Deferred Compensation” below). As discussed below in this report, payments made under this bonus plan are designed to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

Long Term Incentives.    We grant stock options to provide long term incentives for executive officers and other key employees in an effort to align the individual’s interests with those of the stockholders and to provide each individual with a significant incentive to manage us from the perspective of an owner. Annual grants of options are made at an exercise price equal to the fair market value of a share on the day of the grant, and expire ten years from the date of the grant. The number of options granted may be based on a comparison to competitive survey data and may also be adjusted based on individual performance, retention, and other special factors. Options are granted to key contributors under the SIP and the Founders Plan and normally provide that, subject to continued employment, vesting occurs at a rate of 25% per year over a period of four years beginning on the first anniversary date of the grants. Certain employment agreements may vary the vesting rate and exercisability of options. (See “The Board of Directors—Compensation of Directors” and “Compensation of Executive Officers—Employment, Severance, and Change In Control Agreements and Arrangements” above.) Ownership of stock through the ESPP aligns the employee’s interests with those of the stockholders.

Employee Stock Purchase Plan.    In addition to encouraging stock ownership by granting stock options, we further encourage all eligible employees worldwide to own our common stock through the ESPP, which is a tax-qualified plan. The stock is purchased at a price equal to 85% of the fair market value of such shares as determined under the plan. The number of shares of stock subject to a participant’s purchase right for any offering period will not exceed the lesser of: (1) 500 shares of stock, or (2) the number derived by dividing $6,250 by 100% of the fair market value of one share of stock on the first day of the offering period. Participants may contribute up to 10% of their salary toward the purchase of our common stock.

401(k) Plan and Executive Deferred Compensation.    We have both tax-qualified and non-qualified capital accumulation/retirement plans. Our tax-qualified plan, the 401(k) Plan, is available to eligible employees in the U.S., and there are similar plans for certain non-U.S. employees.

Our non-qualified plan, the Executive Deferred Compensation Plan, was adopted in December 1999, and allows key employees to defer up to 25% of their base salary and up to 100% of their incentive compensation, up to a maximum of $250,000 per year. Participants generally receive their deferred amounts, plus any earnings or less any losses thereon, at the earliest to occur of death, disability, retirement, termination of employment, a change in control event (as defined in the plan), or a designated date that must be at least four calendar years after the date of deferral. We do not contribute any money to the Executive Deferred Compensation Plan.

The Chief Executive Officer’s Compensation

Keith D. Jackson is our President and Chief Executive Officer. He joined us on November 19, 2002. Pursuant to his employment agreement, Mr. Jackson is to receive an annual base salary of $500,000 and certain perquisites. (See “Compensation of Executive Officers—Employment, Severance, and Change In Control Agreements and Arrangements” above.) Mr. Jackson received no additional compensation (bonus or stock options) in 2003. He received a performance-based bonus of $26,974 under the 2003 Executive Incentive Plan for results achieved in 2003 which was paid in March 2004.

The Compensation Committee believes that Mr. Jackson’s 2003 compensation plan was appropriately linked to our financial goals and stockholder returns and was reasonable in relation to the compensation paid to chief executive officers of comparable publicly held semiconductor companies. As the members of the Compensation Committee, we reviewed and approved the compensation of Mr. Jackson and our other executive officers for 2003, following the principles and procedures outlined in this report.

Compliance with Internal Revenue Code Section 162(m)

The Compensation Committee adopted the following policy in order to qualify certain compensation paid to our Named Executive Officers as performance-based compensation, and to ensure that to the extent possible the compensation is deductible for federal income tax purposes under Section 162(m) of the Internal Revenue Code.

Section 162(m) of the Internal Revenue Code limits the tax deductibility by a company of compensation in excess of $1,000,000 paid to its chief executive officer and the four most highly compensated executive officers (other than the chief executive officer) during a single year. However, performance-based compensation that has been approved by stockholders is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and certain other criteria are met.

Based on our understanding of the regulations under Section 162(m), we believe that the full amount of compensation resulting from the exercise of options under the Founders Plan, SIP and future payments of any cash bonuses under the 2003 Executive Incentive Plan will be deductible. All other forms of awards under the SIP must meet the general requirements described in the previous paragraph in order to avoid the deduction limitations of Section 162(m).

While the tax impact of any compensation arrangement is one factor to be considered, the Compensation Committee evaluates such impact in light of its overall compensation philosophy. The Compensation Committee intends to establish executive officer compensation programs that will maximize our related income tax deductions if the Compensation Committee determines that such actions are consistent with its philosophy, our best interest and the best interest of our stockholders. The Compensation Committee may, however, award certain compensation that is not fully deductible if the Compensation Committee determines that such award is consistent with its philosophy, our best interest and the best interest of our stockholders. To the extent possible, we will state our belief in our annual proxy statement as to the deductibility of compensation paid to executive officers during the pertinent reporting periods.

Messrs. Gregoire and McCranie meet the independence requirement of Section 162(m). Mr. Boyce recuses himself from voting on compensation matters that are intended to comply with Section 162(m) or otherwise cause any appearance of a conflict.

This report is submitted by the Compensation Committee.

Richard W. Boyce, Chairman

Jerome N. Gregoire

J. Daniel McCranie

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2003, none of our executive officers served on the board of directors or the compensation committees of any entities whose directors or officers serve on our Board of Directors or Compensation Committee. None of our current or our past executive officers served on the Compensation Committee. Relevant to insider participation, see “Relationships and Related Transactions” below.

PERFORMANCE GRAPH

STOCK PRICE PERFORMANCE

The following graph shows a comparison of cumulative total stockholder returns for our common stock, the NASDAQ Stock Market Index for U.S. Companies and the Philadelphia Semiconductor Index. The graph assumes the investment of $100 on April 28, 2000. The relevant performance period for the graph is April 28, 2000 through December 31, 2003. Subsequent to our initial public offering, our common stock began trading on April 28, 2000 on the NASDAQ National Market. Effective October 25, 2002, our common stock was transferred to, and began trading on, the NASDAQ SmallCap Market. Effective September 3, 2003, our common stock was transferred to, and began trading on, the NASDAQ National Market. The data regarding the Company assumes an investment at the initial public offering price of $16.00 per share of our common stock. The prices for our common stock used to calculate stockholder returns set forth below reflect the prices as reported by the NASDAQ SmallCap Market or NASDAQ National Market, as applicable. The performance shown is not necessarily indicative of future performance. Our closing price on the last trading day of 2003 was $6.48.

	Apr-00	Dec-00	Dec-01	Dec-02	Dec-03
ON Semiconductor	$100	$33	$13	$9	$41
Philadelphia Semiconductor	$100	$51	$46	$25	$45
NASDAQ Composite	$100	$65	$52	$35	$53

AUDIT COMMITTEE REPORT2

The Audit Committee of the Board of Directors is responsible for monitoring the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s system of internal controls and the qualifications, independence and performance of its internal and independent auditors. It has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditors. The Audit Committee meets periodically with the internal auditors and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

The Audit Committee is composed of three independent, non-employee directors and operating under its written charter, has: (i) reviewed and discussed the audited financial statements with our management; (ii) discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, Communications with Audit Committees, and SAS No. 90, Audit Committee Communications; (iii) received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees;

[2]	Pursuant to Item 7(d)(3)(v) of Schedule 14A promulgated by the Commission, the information set forth under “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the Commission or subject to Regulation 14A or 14C, other than as provided in Item 7 of Schedule 14A, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act. Such information will not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate it by reference.

(iv) discussed with the independent auditors such auditors’ independence; and (v) discussed with management critical accounting policies and the processes and controls related to the Chief Executive Officer and Chief Financial Officer financial reporting certifications required by the Sarbanes-Oxley Act of 2002.

Based on its review and discussions listed above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Commission. The Board has determined that Messrs. Hernandez, Gregoire and McCranie of the Audit Committee each qualify as an “audit committee financial expert” and each is independent within the meaning of applicable Commission rules and the listing standards of NASDAQ.

It is not the duty of the Audit Committee to determine that our financial statements are complete and accurate and in accordance with generally accepted accounting principles (“GAAP”) or to plan or conduct audits. Those are the respective responsibilities of management and our independent auditors. In giving our recommendation to the Board, we have relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of our independent auditors with respect to such financial statements.

This report is submitted by the Audit Committee.

Emmanuel T. Hernandez, Chairman

Jerome N. Gregoire

J. Daniel McCranie

AUDIT AND RELATED FEES

The Audit Committee reviews and approves audit and permissible non-audit services performed by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), as well as the fees charged by PricewaterhouseCoopers for such services. In its review of non-audit service fees and its appointment of PricewaterhouseCoopers as our independent auditors, the Audit Committee considered whether the provision of such services is compatible with maintaining PricewaterhouseCoopers’ independence.

Audit Fees.    The aggregate fees billed by PricewaterhouseCoopers for professional services rendered in connection with the audit of our consolidated financial statements, limited reviews of our interim consolidated financial information, audits of the financial statements of certain of our subsidiaries and joint venture, and assistance with securities offerings, including the review of related documents, preparation of comfort letters and issuance of consents, totaled $1.2 million for 2003 and $1.2 million for 2002.

Audit-Related Fees.    The aggregate fees billed by PricewaterhouseCoopers for professional services rendered in connection with audits of the financial statements of certain of our employee benefit plans, assistance with mergers and acquisitions, and consultations relating to accounting and reporting matters totaled $0.1 million for 2003 and $0.1 million for 2002.

Tax Fees.    The aggregate fees billed by PricewaterhouseCoopers for professional services rendered in connection with the preparation of our federal and state income tax returns as well as the income tax returns of certain of our subsidiaries worldwide, tax planning, tax advice, assistance with mergers and acquisitions, consultations relating to transfer pricing, and personal tax services provided to certain of our officers and expatriate employees totaled $1.0 million for 2003 and $2.4 million for 2002.

All Other Fees.    The aggregate fees billed by PricewaterhouseCoopers for professional services rendered in connection with consultations and advice relating to the establishment and liquidation of certain foreign subsidiaries totaled $0.0 million for 2003 and $0.3 million for 2002.

The policy of the Audit Committee is to pre-approve all audit services and permitted non-auditing services (including the fees and terms thereof) to be performed by our independent auditors, subject to the de minimis exceptions for non-audit services prescribed in federal securities laws and regulations. During 2003, all Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees have been pre-approved by the Audit Committee. The Audit Committee may delegate authority to one or more members to grant pre-approvals of audit and permitted non-audit services, provided that such decisions shall be presented to the Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the provision of services, if any, described above is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of March 8, 2004, certain information regarding any person who is a beneficial owner of more than five percent of our common stock and our Series A Cumulative Convertible Preferred Stock. The information set forth in the table below is based on 252,903,017 shares of common stock and 10,000 shares of Series A preferred stock outstanding on March 8, 2004. The information with respect to the number of shares of common stock and Series A preferred stock that the persons listed below own or have the right to acquire within 60 days of March 8, 2004 is based solely on information filed by such persons with the Commission under the Exchange Act. Beneficial ownership includes sole or shared voting power or investment power and also any shares that the person has the right to acquire within 60 days of March 8, 2004 through the exercise of any stock option, warrant or convertible security.

	Common Stock			Series A Cumulative Convertible Redeemable Preferred Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class	Amount and Nature of Beneficial Ownership		Percent of Class
TPG Advisors II, Inc	155,663,295	(1)	52.5%	10,000	(2)	100%
201 Main Street, Suite 2420
Fort Worth, Texas 76102

Wellington Management Company, LLP	20,559,280	(3)	9.5%
75 State Street
Boston, MA 02109

(1)	The shares of common stock indicated as beneficially owned by TPG Advisors II, Inc. include: (a) 111,858,369 shares of common stock directly held by TPG Semiconductor Holdings LLC; and (b) 43,804,926 shares of common stock that TPG ON Holdings LLC has the right to acquire upon conversion of Series A preferred stock, which includes 8,343,933 shares that are or may become issuable as a result of accrued and unpaid dividends as of 60 days after March 8, 2004. At the option of its holder, each share of Series A preferred stock is convertible into a number of shares of common stock determined by dividing: (a) its stated value of $10,000, plus accrued and unpaid dividends; by (b) the conversion price of $2.82, which is subject to specified anti-dilution adjustments. TPG Advisors II, Inc. indirectly controls both TPG Semiconductor Holdings LLC and TPG ON Holdings LLC. The foregoing entities are affiliated with the Texas Pacific Group.
(2)	The shares of Series A preferred stock indicated as beneficially owned by TPG Advisors II, Inc. are directly held by TPG ON Holdings LLC.
(3)	The number of shares and percent of class reported for Wellington Management Company, LLP (“WMC”) is based solely on the information contained in the Schedule 13G filed with the Commission by WMC on February 12, 2004 reporting the shares held by WMC and its percentage of ownership as of December 31, 2003.

SHARE OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth, as of March 8, 2004, except as otherwise noted, certain information regarding beneficial ownership of our common stock and our Series A preferred stock by each Director, our Named Executive Officers, and our Directors and executive officers as a group. Beneficial ownership includes sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of March 8, 2004 through the exercise of any stock option, warrant or convertible security.

	Common Stock				Series A Cumulative Convertible Redeemable Preferred Stock
Name of Beneficial Owner	Number of Shares Owned	Right to Acquire (3)	Total	Percentage of Class	Number of Shares Owned	Right to Acquire	Total	Percentage of Class
Keith D. Jackson	175,000	300,000	475,000	*	0	0	0	*
William George	77,050	808,383	885,433	*	0	0	0	*
William R. Bradford	27,500	318,750	346,250	*	0	0	0	*
Donald Colvin	17,640	150,000	167,640	*	0	0	0	*
George H. Cave	12,325	181,550	193,875	*	0	0	0	*
J. Daniel McCranie	100,000	46,667	146,667	*	0	0	0	*
Curtis J. Crawford (1)	0	220,000	220,000	*	0	0	0	*
Richard W. Boyce	180,000	230,000	410,000	*	0	0	0	*
Kevin Burns	0	0	0	*	0	0	0	*
Justin T. Chang	0	20,000	20,000	*	0	0	0	*
William A. Franke (2)	5,250	20,000	25,250	*	0	0	0	*
Jerome N. Gregoire	10,000	40,000	50,000	*	0	0	0	*
Emmanuel T. Hernandez	0	6,666	6,666	*	0	0	0	*
John W. Marren	0	20,000	20,000	*	0	0	0	*
All Directors and executive officers as a group (17 persons)	607,087	2,716,733	3,323,820	1.1%	0	0	0	0%

*	Less than 1% of the total voting power of the outstanding shares of common stock.
(1)	The above table does not include Mr. Crawford’s beneficial ownership of a minority interest in ON Co-Investment Partners I, LP which owns a minority interest in TPG Semiconductor Holdings, LLC, an affiliate of TPG and an entity that TPG Advisors II, Inc. indirectly controls. Mr. Crawford does not have voting or dispositive power over any of the shares of common stock or Series A preferred stock beneficially owned by TPG Advisors II, Inc.
(2)	The above table does not include any shares beneficially owned by TPG Advisors II, Inc., although Mr. Franke is the beneficial owner of a minority equity interest in TPG Semiconductor Holdings, LLC, our majority stockholder, an equity partner with TPG in other investment entities, and a former President, Chief Executive Officer and Chairman of America West Holdings Corp., a company in which TPG has a controlling interest. Mr. Franke does not have voting or dispositive power over any of the shares of common stock or Series A preferred stock beneficially owned by TPG Advisors II, Inc. Shares owned by Mr. Franke include 5,250 shares of common stock owned directly by him.
(3)	This number includes shares of common stock issuable upon exercise of options within 60 days of March 8, 2004.

RELATIONSHIPS AND RELATED TRANSACTIONS

Immediately prior to our August 4, 1999 recapitalization (“August 1999 Recapitalization”), we were a wholly-owned subsidiary of Motorola, Inc. We held and continue to hold, through direct and indirect subsidiaries, substantially all of the assets and operations of the Semiconductor Components Group of Motorola’s Semiconductor Products Sector. As part of the August 1999 Recapitalization, an affiliate of the TPG purchased a portion of our common stock from Motorola. As a result, TPG’s affiliate became the beneficial owner of approximately 91%, and Motorola was the beneficial owner of approximately 9%, of our common stock. As of March 7, 2003, TPG was the beneficial owner of 76.2% of our common stock. As a result of the August 1999 Recapitalization, we agreed to pay TPG a management fee of not more than $2 million annually. Four of our Directors, Richard Boyce, Kevin Burns, Justin Chang and John Marren are also TPG partners. Another Director, William Franke, is the beneficial owner of a minority equity interest in TPG Semiconductor Holdings LLC, our majority stockholder, an equity partner with TPG in other investment entities, and a former President, Chief Executive Officer and Chairman of America West Holdings Corp., a company in which TPG has a controlling interest.

In connection with the amendment to our senior bank facilities in August 2001, TPG agreed that all management fees payable by us to TPG or its affiliates will accrue and not be payable in cash until our quarterly financial statements establish compliance with certain financial ratios. Prior to such time, however, we may pay management fees to TPG or its affiliates with our common stock or warrants in respect of our common stock. TPG subsequently agreed that these fees will not accrue during the period in which we are not permitted to pay such fees in cash. During 2003, no TPG management fee was paid or incurred.

On September 7, 2001, TPG ON Holdings LLC, an affiliate of TPG, purchased 10,000 shares of our Series A Cumulative Convertible Preferred Stock for $100.0 million in cash. The Series A preferred stock was sold to TPG ON Holdings LLC in a private offering exempt from registration under the Securities Act of 1933. Each share of Series A preferred stock is convertible at the option of the holder any time into shares of common stock at a conversion price of $2.82 per share of common stock, representing a $0.37 discount from the closing price per share price of our common stock on the issuance date, subject to specified anti-dilution adjustments. As of March 8, 2004, the shares of Series A preferred stock were convertible into 43,239,443 shares of our common stock. At any time on or after the eighth anniversary of the issuance date of the Series A preferred stock, the holders may require that we redeem their shares at a redemption price per share equal to the greater of: (i) the stated value of the Series A preferred stock plus all accrued and unpaid dividends thereon; or (ii) 50% of the then current market price of the common stock (based upon the average closing price of the common stock over the preceding 30 trading days) and other assets and property, if any, into which one share of Series A preferred stock is then convertible. If the pending management proposal to amend the terms of the preferred stock (see “Management Proposals—Proposal 4—Amendment to the Certificate of Designations for Series A Cumulative Convertible Preferred Stock”) is approved by our stockholders, such percentage will change from 50% to 20%. Upon a change in control, the holders of the Series A preferred stock may “put” their shares to us at 101% of the stated value plus accumulated and unpaid dividends. TPG ON Holdings LLC was also granted registration rights in respect of the common stock underlying the Series A preferred stock. On November 14, 2001, we filed a registration statement to register for future resale the common stock that is issuable upon the future conversion by TPG ON Holdings LLC of the Series A preferred stock. The holders of the Series A preferred stock will be entitled to vote with the holders of the common stock as a single class. As of the issuance date, each share of Series A preferred stock was entitled to approximately 3,135 votes, subject to certain adjustments for accumulated dividends and those made in accordance with the anti-dilution provisions. As the holder of our Series A preferred stock, TPG ON Holdings LLC is entitled to designate two Directors to serve on our Board of Directors for so long as TPG ON Holdings LLC and its affiliates beneficially own at least 50% of the Series A preferred stock. For the 2004 Annual Meeting, TPG ON Holdings LLC has confirmed to us in writing that, without limiting or impairing its future exercise of its rights under the Investment Agreement and certificate of designations, it will not exercise its right to designate relevant Director nominees for election at the Annual Meeting. In connection with the TPG investment, the Board of Directors appointed the Special Independent Committee, which was comprised solely of independent Directors, to negotiate, consider and recommend approval or disapproval of the proposed investment transaction. The Special Independent Committee engaged an investment banker and independent legal counsel to assist in its negotiation and consideration of the TPG investment. The investment banker rendered an opinion that the TPG investment was fair, from a financial point of view, to holders of our common stock other than TPG. The Special Independent Committee unanimously recommended the approval and adoption of the TPG investment by the Board of Directors. For further information with respect to the Series A preferred stock, see our Form 8-K Current Report filed with the SEC on September 7, 2001.

In connection with our August 1999 Recapitalization, Motorola: (i) assigned, licensed and sublicensed certain intellectual property in connection with the products we offer; (ii) agreed to continue providing information technology, human resources, supply management, logistics and finance services for agreed periods of time; (iii) agreed to continue providing manufacturing and assembly services to us and to continue using similar services we provide to them for agreed periods of time (see below for a discussion of these services); (iv) agreed to continue selling depreciated equipment to us to support capacity expansion; and (v) leased real estate to and from us. Services may be provided on more favorable terms than we would expect to obtain from independent sources. With the exception of the manufacturing, assembly and other services described below, neither we nor Motorola are currently providing a material level of services to each other.

The manufacturing and assembly services that Motorola and we have agreed to continue to provide to each other are at prices intended to approximate each party’s cost of providing the services and are fixed throughout the term of the agreements. During 2003, we paid Motorola $8.9 million for manufacturing and assembly services, and $0.8 million for other services, and rent and equipment purchased from Motorola. During 2003, we provided Motorola approximately $3.4 million of manufacturing and assembly services. Motorola no longer has any minimum commitment to purchase manufacturing and assembly services from us. In the ordinary course of business, Motorola is a customer of ours and we sell our products to them. During 2003, Motorola accounted for approximately 7% of our total revenues or approximately $77.9 million of revenues, inclusive of $3.4 million of manufacturing and assembly services previously described. During 2003, Motorola also paid us $5.6 million for rental of property and manufacturing equipment. As of December 31, 2003, our receivable balance due from Motorola is $7.7 million, while our accounts payable and accrued expenses due to Motorola are $0.4 million and $0.7 million, respectively.

On April 8, 2002, we reached an agreement with Motorola regarding certain post-closing payments to be made under agreements entered into in connection with the August 1999 Recapitalization. Pursuant to the agreement, Motorola paid us $10.6 million during the second quarter of 2002.

In addition to the services described above, in connection with the August 1999 Recapitalization, SCI LLC issued to Motorola a 10% junior subordinated note due 2011 that has a balance, as of December 31, 2003, of $139.9 million. Interest is compounded semi-annually, and principal and interest are payable at maturity. During 2003, we accrued interest of $13.0 million relating to this note. We have been informed that Motorola transferred the note to a trust in December 2003.

For transactions between us and our executive officers, see “Compensation of Executive Officers” generally and specifically “Compensation of Executive Officers—Employment, Severance, and Change In Control Agreements and Arrangements” above.

SECTION 16(a) REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors and officers and persons who own more than ten percent of a registered class of our equity securities to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of any of our equity securities. To our knowledge (based solely on review of the copies of such reports furnished to us), all Directors, officers and beneficial owners of greater than ten percent of our equity securities made all required filings under Section 16(a).

MISCELLANEOUS INFORMATION

Solicitation of Proxies

The entire cost of soliciting proxies will be borne by us. In addition to the solicitation of proxies by mail, we will request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of the stock and secure their voting instructions, if necessary. We will reimburse such record holders for their reasonable expenses in so doing. We may also use several of our regular employees, who will not be specially compensated, to solicit proxies, either personally or by telephone, telegram, facsimile or special delivery letter.

Annual Report/Form 10-K

Our 2004 Annual Report to Stockholders, which includes our Annual Report on Form 10-K (without certain exhibits and financial statements which are excluded from our Annual Report to Stockholders pursuant to Rule 14a-3(b) of the Exchange Act) for the fiscal year ended December 31, 2003, is being mailed concurrently with this proxy statement to all stockholders of record as of March 22, 2004. Those exhibits and financial statements that are excluded from our Annual Report to Stockholders as described above are available for the cost of photocopying. To receive a copy, please write to Director of Investor Relations, ON Semiconductor Corporation, 5005 E. McDowell Road, Phoenix, AZ 85008, or visit our website at www.onsemi.com.

Other Business

Other than the election of Directors, the amendment of the SIP, the amendment of the ESPP, the amendment of the Certificate of Designations and the ratification of PricewaterhouseCoopers as independent auditors, we do not intend to bring any other matters to be voted on at the meeting. We are not currently aware of any other matters that will be presented by others for action at the meeting. If, however, other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxies will have discretion to vote your shares on such matters to the extent authorized under the Exchange Act.

Code of Business Conduct

We have adopted a Code of Business Conduct that applies to our Chief Executive Officer, Chief Financial Officer or Controller and other persons performing similar functions, as well as to our Directors and other employees. The Code of Business Conduct, including future amendments, is available free of charge by contacting our Department of Investor Relations, 5005 E. McDowell Road, Phoenix, AZ 85008. Amendments and waivers of the Code of Business Conduct for Directors or executive officers of the Company will be posted on our website or filed on Form 8-K in accordance with applicable Commission rules and listing standards of NASDAQ.

Stockholder Communications with the Board of Directors

Historically, we have not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the Board or individual directors, as applicable, hear the views of stockholders and that appropriate responses are provided to stockholders in a timely manner. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the Company’s Secretary, George H. Cave, at the Company’s address with a request to forward the same to the intended recipient. To the extent it is practicable, such communications will generally be forwarded unopened.

Stockholder Nominations and Proposals

Subject to advance notice provisions contained in our Bylaws, a stockholder of record may propose the nomination of someone for election as a Director by timely written notice to our Secretary. Generally, a notice is timely given if received by our Secretary not less than 90 or more than 120 days before the date of the annual meeting. If, however, the date of the annual meeting has not been publicly disclosed or announced at least 105 days in advance of the annual meeting, then our Secretary must have received the notice within 15 days of such initial public disclosure or announcement. The notice must set forth: (i) with respect to each person whom such stockholder proposes to nominate for election or re-election as a Director, all information relating to such person as would be required to be disclosed under federal securities laws in a proxy statement relating to the election of Directors (including such person’s or persons’ written consent to being named in the proxy statement as a nominee); (ii) the name and address of the nominating stockholder, as they appear on our books; and (iii) the class and number of shares that are owned beneficially and of record by the nominating stockholder on the date of the notice. In addition, not more than 10 days after a request from our Secretary, the nominating stockholder must furnish to the Secretary such additional information as the Secretary may reasonably require. A nomination that does not comply with the above procedure will be disregarded.

Stockholder proposals for the 2005 Annual Meeting must be received at our principal executive offices, 5005 E. McDowell Road, Phoenix Arizona 85008, not later than December 9, 2004, to be considered for inclusion in next year’s proxy statement. Proposals to be presented at the Annual Meeting that are not intended for inclusion in the proxy statement must be submitted in accordance with applicable advance notice provisions of our Bylaws. You may contact our Secretary at the principal executive offices to request a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals. Generally, our Bylaws provide that a stockholder may sponsor a proposal to be considered at the annual meeting if written notice of such proposal is timely received by our Secretary. Generally, a notice is timely given if received by our Secretary not less than 90 or more than 120 days before the date of the annual meeting. If, however, the date of the annual meeting has not been publicly disclosed or announced at least 105 days in advance of the annual meeting, then our Secretary must have received the notice within 15 days of such initial public disclosure or announcement. The notice must set forth: (i) as to each matter the sponsoring stockholder proposes to bring before the annual meeting, a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of the sponsoring stockholder as they appear on our books; (iii) the class and number of shares that are owned beneficially and of record by the sponsoring stockholder on the date of the notice; and (iv) any material interest of the sponsoring stockholder in such proposal. In addition, not more than 10 days after a request from our Secretary, the sponsoring stockholder must furnish to the Secretary such additional information as the Secretary may reasonably require. A proposal that does not comply with the above procedure will be disregarded.

Stockholders are urged to mark, sign, date and mail the proxy in the enclosed envelope, postage for which has been provided for mailing in the United States. Your prompt response is appreciated.

/s/ George H. Cave

GEORGE H. CAVE
Senior Vice President and Secretary
Dated: April 8, 2004

Appendix A

ON SEMICONDUCTOR CORPORATION

(Formerly Known as SCG Holding Corporation)

2000 STOCK INCENTIVE PLAN

(As Adopted by the Board of Directors on February 17, 2000;

Amended and Restated April 21, 2000;

Amended and Restated May 18, 2001;

Amended and Restated May 23, 2001

Amended and Restated May 21, 2003)

ARTICLE 1

PURPOSE

1.1 GENERAL. The purpose of the SCG Holding Corporation 2000 Stock Incentive Plan (the “Plan”) is to promote the success and enhance the value of SCG Holding Corporation (the “Company”) by linking the personal interests of its members of the Board, employees, officers, and executives of, and consultants and advisors to, the Company to those of Company stockholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Company. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees, officers, and executives of, and consultants and advisors to, the Company upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

EFFECTIVE DATE

2.1 EFFECTIVE DATE. The Plan is effective as of the date the Plan is approved by the Board (the “Effective Date”). Within 12 months of the Effective Date, the Plan must be approved by the Company’s shareholders. The Plan will be deemed to be approved by the shareholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws or by written consent of a majority of the Company’s shareholders in lieu of a meeting. Any awards granted under the Plan prior to shareholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before the Plan is approved by the shareholders as provided above. If the shareholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

ARTICLE 3

DEFINITIONS AND CONSTRUCTION

3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Performance-Based Award, or Take Ownership Grant granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” means (except as otherwise provided in an Award Agreement) if the Committee, in its reasonable and good faith discretion, determines that the Participant (i) fails to substantially perform his duties (other than as a result of Disability), after the Board or the executive to which the Participant reports delivers to the Participant a written demand for substantial performance that specifically identifies the manner in which the Participant has not substantially performed his duties; (ii) engages in willful misconduct or gross negligence that is materially injurious to the Company or a Subsidiary; (iii) breaches his duty of loyalty to the Company or a Subsidiary; (iv) unauthorized removal from the premises of the Company or a Subsidiary of a document (of any media or form) relating to the Company or a Subsidiary or the customers of the Company or a Subsidiary; or (v) has committed a felony or a serious crime involving moral turpitude. Any rights the Company or any of its Subsidiaries may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company or any of its Subsidiaries may have under any other agreement with the Participant or at law or in equity. If, subsequent to a Participant’s termination of employment or services, it is discovered that such Participant’s employment or services could have been terminated for Cause, the Participant’s employment or services shall, at the election of the Board, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

(e) “Change of Control” shall mean the occurrence of any of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the Operating Subsidiary to any Person or group of related persons for purposes of Section 13(d) of the Exchange Act (a “Group”), together with any affiliates thereof other than TPG Semiconductor Holdings LLC, TPG Partners II, L.P., or any of their affiliates (hereafter collectively referred to as “TPG”); (ii) the approval by the holders of Stock and the consummation of any plan or proposal for the liquidation or dissolution of the Company; (iii) (A) any Person or Group (other than TPG) shall become the beneficial owner, directly or indirectly, of shares representing more than 25% of the aggregate voting power of the issued and outstanding stock entitled to vote in the election of directors (the “Voting Stock”) of the Company and such Person or Group has the power and authority to vote such shares and (B) TPG beneficially owns (within the meaning of Section 13(d) of the Exchange Act), directly or indirectly, in the aggregate a lesser percentage of the Voting Stock of the Company than such other Person or Group; (iv) the actual replacement of a majority of the Board over a two-year period from the individual directors who constituted the Board at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board then still in office who either were members of such Board at the beginning of such period or whose election as a member of such Board was previously so approved or who were nominated by, or designees of, TPG; (v) any Person or Group other than TPG shall have acquired shares of Voting Stock of the Company such that such Person or Group has the power and authority to elect a majority of the members of the Board of Directors of the Company; or (vi) the consummation of a merger or consolidation of the Company with another entity in which holders of the Stock immediately prior to the consummation of the transaction hold, directly or indirectly, immediately following the consummation of the transaction, 50% or less of the common equity interest in the surviving corporation in such transaction. Notwithstanding the foregoing, in no event shall a Change of Control be deemed to have occurred as a result of an initial public offering of the Stock.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means the committee of the Board described in Article 4.

(h) “Covered Employee” means an Employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

(i) “Disability” shall mean (unless otherwise defined in an employment agreement between the Company or any of its Subsidiaries and the Participant or in the Participant’s Award Agreement) any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means, as of any given date, the fair market value of Stock on a particular date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date shall be the closing price for the Stock as reported on the NASDAQ National Market System (or on any national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

(l) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(m) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(n) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(o) “Operating Subsidiary” means Semiconductor Components Industries, LLC.

(p) “Option” means a right granted to a Participant under Article 7 or Article 12 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(q) “Participant” means a person who, as a member of the Board, employee, officer, or executive of, or consultant or advisor providing services to, the Company or any Subsidiary, has been granted an Award under the Plan.

(r) “Performance-Based Awards” means the Performance Share Awards and Restricted Stock Awards granted to selected Covered Employees pursuant to Articles 9 and 10, but which are subject to the terms and conditions set forth in Article 11. All Performance-Based Awards are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(s) “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on stockholders’ equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(t) “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(u) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(v) “Performance Share” means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(w) “Plan” means the SCG Holding Corporation 2000 Stock Incentive Plan, as amended.

(x) “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(y) “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 14.

(z) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(aa) “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

(bb) “Take Ownership Grant” means the Option granted to each eligible Participant pursuant to Article 12.

ARTICLE 4

ADMINISTRATION

4.1 COMMITTEE. The Plan shall be administered by the Board or a Committee appointed by, and which serves at the discretion of, the Board. If the Board appoints a Committee, the Committee shall consist of at least two individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an “outside director” under Code Section 162(m) and the regulations issued thereunder. Reference to the Committee shall refer to the Board if the Board does not appoint a Committee.

4.2 ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Amend, modify, or terminate any outstanding Award, with the Participant’s consent unless the Committee has the authority to amend, modify, or terminate an Award without the Participant’s consent under any other provision of the Plan.

(f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h) Decide all other matters that must be determined in connection with an Award;

(i) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

(j) Interpret the terms of, and any matter arising under, the Plan or any Award Agreement;

(k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

4.4 DECISIONS BINDING. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES. Subject to adjustment as provided in section 14.1, the aggregate number of shares of Stock reserved and available for grant shall be 26,170,472, plus an additional number of shares of Stock equal to: (i) 2 % of the total number of outstanding shares of common stock effective as of January 1, 2004; (ii) 1.8 % of the total number of outstanding shares of common stock effective as of January 1, 2005; and (iii) 1.6 % of the total number of outstanding shares as of January 1, 2006. In determining these increases of shares reserved for issuance under the 2000 SIP, relevant calculations shall be made on a non-diluted basis, i.e., excluding all shares previously reserved for issuance under the 2000 SIP and any other equity incentive plan of the Corporation. Notwithstanding the foregoing, the total number of shares available for grant under the 2000 SIP as Incentive Stock Options shall be 3,000,000.

5.2 LAPSED AWARDS. To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.

5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4 LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS. Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 14.1, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during the Company’s fiscal year shall be 2,500,000.

ARTICLE 6

ELIGIBILITY AND PARTICIPATION

6.1 ELIGIBILITY.

(a) GENERAL. Persons eligible to participate in this Plan include all members of the Board, employees, officers, and executives of, and consultants and advisors to, the Company or a Subsidiary, as determined by the Committee.

(b) FOREIGN PARTICIPANTS. Subject to the provisions of Article 16 of the Plan, in order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 5.1 of the Plan.

6.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan.

ARTICLE 7

STOCK OPTIONS

7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee and set forth in the Award Agreement. It is the intention under the Plan that the exercise price for any Option shall not be less than the Fair Market Value as of the date of grant; provided, however that the Committee may, in its discretion, grant Options (other than Options that are intended to be Incentive Stock Options or Options that are intended to qualify as performance-based compensation under Code Section 162(m)) with an exercise price of less than Fair Market Value on the date of grant.

(b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. Unless otherwise provided in an Award Agreement, an Option will lapse immediately if a Participant’s employment or services are terminated for Cause.

(c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note, shares of Stock (through actual tender or by attestation), or other property (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

(d) EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

7.2 INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be granted only to employees and the terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

(b) EXERCISE. In no event, may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

(c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the following circumstances.

(1) The Incentive Stock Option shall lapse ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(2) The Incentive Stock Option shall lapse upon termination of employment for Cause or for any other reason, other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement.

(3) If the Participant terminates employment on account of Disability or death before the Option lapses pursuant to paragraph (1) or (2) above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant not become Disabled or lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his Disability or death or had previously terminated employment) remained unchanged; or (ii) 12 months after the date of the Participant’s termination of employment on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so under the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option under the applicable laws of descent and distribution.

(d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(e) TEN PERCENT OWNERS. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(f) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

(g) RIGHT TO EXERCISE. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1 GRANT OF SARS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(1) The Fair Market Value of a share of Stock on the date of exercise; over

(2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

(b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

ARTICLE 9

PERFORMANCE SHARES

9.1 GRANT OF PERFORMANCE SHARES. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

9.2 RIGHT TO PAYMENT. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. Subject to the terms of the Plan, the Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

9.3 OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

ARTICLE 10

RESTRICTED STOCK AWARDS

10.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

10.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

10.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited, provided, however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

10.4 CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 11

PERFORMANCE-BASED AWARDS

11.1 PURPOSE. The purpose of this Article 11 is to provide the Committee the ability to qualify the Performance Share Awards under Article 9 and the Restricted Stock Awards under Article 10 as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 11 shall control over any contrary provision contained in Articles 9 or 10.

11.2 APPLICABILITY. This Article 11 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Restricted Stock Awards or Performance Share Awards to Covered Employees that do not satisfy the requirements of this Article 11. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

11.3 DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE AWARDS. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit thereof.

11.4 PAYMENT OF PERFORMANCE AWARDS. Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company or a Subsidiary on the last day of the Performance Period to be eligible for a Performance Award for such Performance Period. Furthermore, a Participant shall be eligible to receive payment under a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

11.5 MAXIMUM AWARD PAYABLE. The maximum Performance-Based Award payable to any one Participant under the Plan for a Performance Period is 2,500,000 shares of Stock, or in the event the Performance-Based Award is paid in cash, such maximum Performance-Based Award shall be determined by multiplying 2,500,000 by the Fair Market Value of one share of Stock as of the date of grant of the Performance-Based Award.

ARTICLE 12

TAKE OWNERSHIP GRANTS

12.1 TAKE OWNERSHIP GRANTS. The Take Ownership Grants shall be awarded to Participants selected by the Committee and shall be subject to the following terms and conditions:

(a) EFFECTIVE DATE OF GRANTS. The effective date of the Take Ownership Grants shall be on the day on which the Company’s initial public offering of Stock is consummated; provided, however, that Take Ownership Grants shall not be made to those persons who are not United States residents if the jurisdiction in which any such person resides prohibits such Grants or makes it impractical for the Company to make such Grants.

(b) EXERCISE PRICE FOR GRANTS. Notwithstanding any other provision hereof, the exercise price per share of Stock under the Take Ownership Grants shall be the price at which the Company’s Stock is offered under its initial public offering of Stock (“IPO Price”), provided, however, that, with respect to Participants who do not reside in the United States, if the day on which the Company receives approval by the applicable foreign jurisdiction to offer Stock to Participants residing in that jurisdiction is later than the day on which the Company’s initial public offering becomes effective, the exercise price per share of Stock under the Take Ownership Grants shall be the Fair Market Value on the day on which the Company receives approval by the applicable foreign jurisdiction to offer Stock to such Participants.

(c) AMOUNT OF THE TAKE OWNERSHIP GRANTS. Each Participant selected to receive a Take Ownership Grant shall be entitled to receive an Option to purchase 50 shares of Stock. Such Option shall be designated as a Non-Qualified Stock Option.

(d) TIME AND CONDITIONS OF EXERCISE. The Take Ownership Grants shall become fully exercisable on the second anniversary of the date of grant.

(e) PAYMENT. The Committee shall determine the methods by which the exercise price of the Take Ownership Grants may be paid, the form of payment, including, without limitation, cash, promissory note, shares of Stock (through actual tender or by attestation), or other property (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

(f) EVIDENCE OF GRANT. All Take Ownership Grants shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall provide that upon a Participant’s termination of employment or service with the Company or a Subsidiary for any reason, the Participant may, at any time within 90 days after the effective date of the Participant’s termination, exercise the Take Ownership Grant to the extent that the Participant was entitled to exercise the Take Ownership Grant at the date of termination, provided that in no event shall the Take Ownership Grant be exercisable after its expiration date, as provided in the Award Agreement. The Award Agreement shall also include such other provisions as determined by the Committee.

ARTICLE 13

PROVISIONS APPLICABLE TO AWARDS

13.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

13.2 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

13.3 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

13.4 FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, promissory note, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

13.5 LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

13.6 BENEFICIARIES. Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant’s spouse as his beneficiary with respect to more than 50 % of the Participant’s interest in the Award shall not be effective without the written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

13.7 STOCK CERTIFICATES. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Awards, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

13.8 ACCELERATION UPON A CHANGE OF CONTROL. At the time of the grant of an Option, Stock Appreciation Right or other Award or any time thereafter, the Board shall have the authority and discretion, but shall not have any obligation, to provide for the acceleration of the vesting and exercisability of any outstanding Option, Stock Appreciation Right or other Award upon a Change in Control.

ARTICLE 14

CHANGES IN CAPITAL STRUCTURE

14.1 GENERAL.

(a) SHARES AVAILABLE FOR GRANT. In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted as the Committee may deem appropriate.

(b) OUTSTANDING AWARDS – INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

(c) OUTSTANDING AWARDS – CERTAIN MERGERS. Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

(d) OUTSTANDING AWARDS – CERTAIN OTHER TRANSACTIONS. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

(1) cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise of such Award; or

(2) provide for the exchange of each Award outstanding immediately prior to such event (whether or not then exercisable) for an option, a stock appreciation right, restricted stock award, performance share award or performance-based award with respect to, as appropriate, some or all of the property for which such Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price or value of the option, stock appreciate right, restricted stock award, performance share award or performance-based award or the number of shares or amount of property subject to the option, stock appreciation right, restricted stock award, performance share award or performance-based award or, if appropriate, provide for a cash payment to the Participant to whom such Award was granted in partial consideration for the exchange of the Award.

(e) OUTSTANDING AWARDS – OTHER CHANGES. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in Article 14, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

(f) NO OTHER RIGHTS. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

ARTICLE 15

AMENDMENT, MODIFICATION, AND TERMINATION

15.1 AMENDMENT, MODIFICATION, AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

15.2 AWARDS PREVIOUSLY GRANTED. Except as otherwise provided in the Plan, including without limitation, the provisions of Article 14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

ARTICLE 16

PROVISIONS RELATING TO FRENCH EMPLOYEES

Notwithstanding any other provisions of the Plan to the contrary, the following provisions shall apply to Awards granted to any employee who is a French citizen or who works primarily in France as of the grant date (referred to herein as “French Employee”).

16.1 CONSULTANTS. Notwithstanding anything to the contrary herein, no French Employee who would otherwise be considered a consultant under French law may be granted an Award under the Plan.

16.2 TERMINATION FOR CAUSE. The last sentence of Section 3.1(d) (definition of Cause) shall not apply to French Employees.

16.3 TEN PERCENT OWNERS. Notwithstanding Section 6.1(a) above, no Award shall be granted to any French Employee who holds more than ten percent of the Stock on the grant date.

16.4 EXERCISE PRICE. Notwithstanding Section 7.1(a) above, all Awards granted to French Employees shall be granted at an exercise price per share equal to Fair Market Value per share as of the grant date.

16.5 TIME LIMITATIONS. No Options shall be granted to any French Employee five years after the later of (a) the date the Company’s stockholders initially approved the Plan, or (b) the date the Plan has been subsequently re-authorized, in its original form or as amended from time to time by the Board, by the Company’s stockholders.

16.6 VESTING OF OPTIONS. Notwithstanding Section 7.1(b) above, no portion of any Award granted to a French Employee shall become exercisable before the five-year anniversary of the grant date.

16.7 EFFECT OF PARTICIPANT’S DEATH. Notwithstanding Section 7.1(b) or any other provision hereof, upon a French Employee’s death, the vested portion of such Participant’s Award shall remain exercisable for a period of six months after the date of his death and shall be exercisable by his heirs.

16.8 EXCHANGE OF OPTIONS. Notwithstanding Section 13.2 above, the Company shall not terminate any portion of an Award granted to any French Employee.

16.9 ADJUSTMENT OF OPTIONS. Notwithstanding Section 14.1 herein, any adjustment made to any Award granted to a French Employee shall comply with applicable French law.

ARTICLE 17

GENERAL PROVISIONS

17.1 NO RIGHTS TO AWARDS. No Participant, employee, or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

17.2 NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

17.3 WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. With the Committee’s consent, a Participant may elect to have the Company withhold from those Stock that would otherwise be received upon the exercise of any Option, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Company’s applicable federal, state, local and foreign income and employment tax withholding obligations.

17.4 NO RIGHT TO EMPLOYMENT OR SERVICES. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

17.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

17.6 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

17.7 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

17.8 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

17.9 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

17.10 FRACTIONAL SHARES. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

17.11 SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

17.12 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

17.13 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

Appendix B

ON SEMICONDUCTOR CORPORATION

(Formerly Known As SCG Holding Corporation)

2000 EMPLOYEE STOCK PURCHASE PLAN

(As Adopted by the Board of Directors on February 17, 2000;

Amended and Restated April 21, 2000;

Amended and Restated May 23, 2001)

1. PURPOSE. The purpose of this SCG Holding Corporation 2000 Employee Stock Purchase Plan (the “Plan”) is to encourage stock ownership by eligible employees of SCG Holding Corporation (the “Company”) and its Subsidiaries and thereby provide employees with an incentive to contribute to the profitability and success of the Company. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and will be maintained for the exclusive benefit of eligible employees of the Company and its Subsidiaries.

2. DEFINITIONS. For purposes of the Plan, in addition to the terms defined in Section 1, the following terms are defined:

(a) “Board” means the Board of Directors of the Company.

(b) “Cash Account” means the account maintained on behalf of a Participant by the Company for the purpose of holding cash contributions withheld from payroll pending investment in Stock.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Custodian” means Solomon Smith Barney or any successor or replacement appointed by the Board or its delagatee under Section 3(a).

(e) “Earnings” means a Participant’s salary or wages, including bonuses, for services performed for the Company and its Subsidiaries and received by a Participant for services rendered during an Offering Period.

(f) “Fair Market Value” means the closing price of the Stock on the relevant date as reported on NASDAQ (or any national securities exchange or quotation system on which the Stock is then listed), or if there were no sales on that date the closing price on the next preceding date for which a closing price was reported; provided, however, that for any Offering Period beginning on the IPO Date, the Fair Market Value of the Stock on the first day of such Offering Period shall be deemed to be the price at which the Company’s Stock is offered under its initial public offering of Stock.

(g) “IPO Date” means the date on which the Company’s initial public offering of Stock is consummated.

(h) “Offering Period” means the period beginning on the IPO Date and ending on the last day of the next calendar quarter, and every three-month period thereafter. For Participants who do not reside in the United States, if the day on which the Company receives approval by the applicable foreign jurisdiction to offer common stock to Participants residing in that jurisdiction is later than the day on which the Company’s initial public offering becomes effective, the Offering Period means the period beginning on the day on which the Company receives approval by the applicable foreign jurisdiction to offer common stock to such Participants and ending on the last day of the next calendar quarter, and every three-month period thereafter.

(i) “Participant” means an employee of the Company or a Subsidiary who is participating in the Plan.

(j) “Purchase Right” means a Participant’s option to purchase Stock that is deemed to be outstanding during an Offering Period. A Purchase Right represents an “option” under Section 423 of the Code.

(k) “Stock” means the common stock of the Company.

(l) “Stock Account” means the account maintained on behalf of the Participant by the Custodian for the purpose of holding Stock acquired under the Plan.

(m) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain as set forth in Code Section 424(f).

3. ADMINISTRATION.

(a) Board Administration. The Plan will be administered by the Board. The Board may delegate its administrative duties and authority (other than its authority to amend the Plan) to any Board committee or to any officers or employees or committee thereof as the Board may designate (in which case references to the Board will be deemed to refer to the administrator to which such duties and authority have been delegated). The Board will have full authority to adopt, amend, suspend, waive, and rescind rules and regulations and appoint agents as it deems necessary or advisable to administer the Plan, to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and rules and regulations thereunder, to furnish to the Custodian such information as the Custodian may require, and to make all other decisions and determinations under the Plan (including determinations relating to eligibility). No person acting in connection with the administration of the Plan will, in that capacity, participate in deciding any matter relating to his or her participation in the Plan.

(b) The Custodian. The Custodian will act as custodian under the Plan, and will perform duties under the Plan and in any agreement between the Company and the Custodian. The Custodian will establish and maintain Participants Stock Accounts and any subaccounts as may be necessary or desirable to administer the Plan.

(c) Waivers. The Board may waive or modify any requirement that a notice or election be made or filed under the Plan a specified period in advance on an individual case or by adopting a rule or regulation under the Plan, without amending the Plan.

(d) Other Administrative Provisions. The Company will furnish information from its records as directed by the Board, and such records, including a Participant’s Earnings, will be conclusive on all persons unless determined by the Board to be incorrect. Each Participant and other person claiming benefits under the Plan must furnish to the Company in writing an up-to-date mailing address and any other information as the Board or Custodian may reasonably request. Any communication, statement, or notice mailed with postage prepaid to any such Participant or other person at the last mailing address filed with the Company will be deemed sufficiently given when mailed and will be binding upon the named recipient. The Plan will be administered on a reasonable and nondiscriminatory basis and uniform rules will apply to all persons similarly situated. All Participants will have equal rights and privileges (subject to the terms of the Plan) with respect to Purchase Right outstanding during any given Offering Period in accordance with Code Section 423(b)(5).

4. STOCK SUBJECT TO PLAN. Subject to adjustment as provided below, the total number of shares of Stock reserved and available for issuance or which may be otherwise acquired upon exercise of Purchase Rights under the Plan will be 5,500,000. If, at the end of any Offering Period, the number of shares of Stock with respect to which Purchase Rights are to be exercised exceeds the number of shares of Stock then available under the Plan, the Board shall make a pro rata allocation of the shares of Stock remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any shares of Stock delivered by the Company under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares or shares of Stock purchased on the open market. The number and kind of such shares of Stock subject to the Plan will be proportionately adjusted, as determined by the Board, in the event of any extraordinary dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affecting the Stock.

5. ENROLLMENT AND CONTRIBUTIONS.

(a) Eligibility. An employee of the Company or any Subsidiary designated by the Board may be enrolled in the Plan for any Offering Period if such employee is employed by the Company or a Subsidiary authorized to participate in the Plan on the first day of the Offering Period, unless one of the following applies to the employee:

(i) such person has been employed by the Company or a Subsidiary less than 90 days; or

(ii) such person is customarily employed by the Company or a Subsidiary for 20 hours or less a week; or

(iii) such person is customarily employed by the Company or a Subsidiary for not more than five months in any calendar year;

(iv) such person would, immediately upon enrollment, be deemed to own, for purposes of Section 423(b)(3) of the Code, an aggregate of five percent or more of the total combined voting power or value of all outstanding shares of all classes of the Stock of the Company or any Subsidiary.

Notwithstanding the above, solely for purposes of the first Offering Period under the Plan, an employee who is employed by the Company or a Subsidiary on the first day of such Offering Period and who is otherwise eligible to participate in the Plan shall not be required to satisfy the 90 day employment period specified in 5(a)(i) above.

The Company will notify an employee of the date as of which he or she is eligible to enroll in the Plan, and will make available to each eligible employee the necessary enrollment forms. Notwithstanding the above, any individual who is employed by the Company or a Subsidiary designated by the Board and who is working outside of the United States shall not be eligible to participate in the Plan if the laws of the country in which the employee is working makes the offer of the Purchase Right or the delivery of Stock under the Plan impractical. Additionally, the offer of the Purchase Right and the delivery of Stock under the Plan shall be effective for any individual who is employed by the Company or a Subsidiary and who is working outside of the United States only after the Company has complied with the applicable laws of the country in which the employee is working.

(b) Initial Enrollment. An employee who is eligible under Section 5(a) (or who will become eligible on or before a given Offering Period) may, after receiving current information about the Plan, initially enroll in the Plan by executing and filing with the Company a properly completed enrollment form, including the employee’s election as to the rate of payroll contributions for the Offering Period. To be effective for any Offering Period, such enrollment form must be filed at least two weeks (or such other period determined by the Board) preceding such Offering Period.

(c) Automatic Re-enrollment for Subsequent Offering Periods. A Participant whose enrollment in, and payroll contributions under, the Plan continues throughout a Offering Period will automatically be re-enrolled in the Plan for the next Offering Period unless (i) the Participant terminates enrollment before the next Offering Period in accordance with Section 7(a), or (ii) the Participant is ineligible to participate under Section 5(a). The initial rate of payroll contributions for a Participant who is automatically re-enrolled for a Offering Period will be the same as the rate of payroll contribution in effect at the end of the preceding Offering Period, unless the Participant files a new enrollment form designating a different rate of payroll contributions and such new enrollment form is received no later than two weeks (or such other period determined by the Board) prior to the beginning of the next Offering Period.

(d) Payroll Contributions. A Participant will make contributions under the Plan by means of payroll deductions from each payroll period which ends during the Offering Period, at the rate elected by the Participant in his or her enrollment form in effect for that Offering Period (except that such rate may be changed during the Offering Period to the extent permitted below). The rate of payroll contributions elected by a Participant may not be less than one percent (1%) nor more than ten percent (10%) of the Participant’s Earnings for each payroll period, and only whole percentages may be elected; provided, however, that the

Board may specify a lower minimum rate and higher maximum rate, subject to Section 8(c). Notwithstanding the above, a Participant’s payroll contributions will be adjusted downward by the Company as necessary to ensure that the limit on the amount of Stock purchased for an Offering Period set forth in Section 6(a)(iii) is not exceeded. A Participant may elect to increase, decrease, or discontinue payroll contributions for a future Offering Period by filing a new enrollment form designating a different rate of payroll contributions, which form must be received at least two weeks (or such other period determined by the Board) prior to the beginning of an Offering Period to be effective for that Offering Period. In addition, a Participant may elect to discontinue payroll contributions during an Offering Period by filing a new enrollment form, such change to be effective for the next payroll after the Participant’s new enrollment form is received.

(e) Crediting Payroll Contributions to Cash Accounts. All payroll contributions by a Participant under the Plan will be credited to a Cash Account maintained by the Company on behalf of the Participant. The Company will credit payroll contributions to each Participant’s Cash Account as soon as practicable after the contributions are withheld from the Participant’s Earnings.

(f) No Interest on Cash Accounts. No interest will be credited or paid on cash balances in Participant’s Cash Accounts pending investment in Stock.

6. PURCHASES OF STOCK.

(a) Purchase Rights. Enrollment in the Plan for any Offering Period by a Participant will constitute a grant by the Company of a Purchase Right to such Participant for such Offering Period. Each Purchase Right will be subject to the following terms:

(i) The purchase price of each share of Stock purchased for each Offering Period will equal 85% of the lesser of the Fair Market Value of a share of Stock on the first day of an Offering Period, or the Fair Market Value of a share of Stock on the last day of an Offering Period.

(ii) Except as limited in (iii) below, the number of shares of Stock that may be purchased upon exercise of the Purchase Right for a Offering Period will equal the number of shares (including fractional shares) that can be purchased at the purchase price specified in Section 6(a)(i) with the aggregate amount credited to the Participant’s Cash Account as of the last day of an Offering Period.

(iii) The number of shares of Stock subject to a Participant’s Purchase Right for any Offering Period will not exceed the lesser of: (1) 500 shares of Stock, or (2) the number derived by dividing $6,250 by 100% of the Fair Market Value of one share of Stock on the first day of the Offering Period for the Offering Period.

(iv) The Purchase Right will be automatically exercised on the last day of the Offering Period.

(v) Payments by a Participant for Stock purchased under a Purchase Right will be made only through payroll deduction in accordance with Section 5(d) and (e).

(vi) The Purchase Right will expire on the earlier of the last day of the Offering Period or the date on which the Participant’s enrollment in the Plan terminates.

(b) Purchase of Stock. At or as promptly as practicable after the last day of an Offering Period, amounts credited to each Participant’s Cash Account will be applied by the Company to purchase Stock, in accordance with the terms of the Plan. Shares of Stock will be purchased from the Company or in the open market, as the Board determines. The Company will aggregate the amounts in all Cash Accounts when purchasing Stock, and shares purchased will be allocated to each Participant’s Stock Account in proportion to the cash amounts withdrawn from such Participant’s Cash Account. After completing purchases for each Offering Period (which will be completed in not more than 15 calendar days after the last day of an Offering Period), all shares of Stock so purchased for a Participant will be credited to the Participant’s Stock Account.

(c) Dividend Reinvestment; Other Distributions. Cash dividends on any Stock credited to a Participant’s Stock Account will be automatically reinvested in additional shares of Stock; such amounts will not be available in the form of cash to Participants. The Company will aggregate all purchases of Stock in connection with dividend reinvestment for a given dividend payment date. Purchases of Stock for purposes of dividend reinvestment will be made as promptly as practicable (but not more than 15 calendar days) after a dividend payment date. The purchases will be made directly from the Company at 100% of the Fair Market Value of a share of Stock on the dividend payment date or on the open market. Any shares of Stock distributed as a dividend or distribution in respect of shares of Stock or in connection with a split of the Stock credited to a Participant’s Stock Account will be credited to such Account.

(d) Withdrawals and Transfers. Shares of Stock may be withdrawn from a Participant’s Stock Account, in which case one or more certificates for whole shares may be issued in the name of, and delivered to, the Participant, with such Participant receiving cash in lieu of fractional shares based on the Fair Market Value of a share of Stock on the day preceding the date of withdrawal. Alternatively, whole shares of Stock may be withdrawn from a Participant’s Stock Account by means of a transfer to a broker-dealer or financial institution that maintains an account for the Participant, together with the transfer of cash in lieu of fractional shares based on the Fair Market Value of a share of Stock on the day preceding the date of withdrawal. Participants may not designate any other person to receive shares of Stock withdrawn or transferred under the Plan. A Participant seeking to withdraw or transfer shares of Stock must give instructions to the Custodian in such manner and form as may be prescribed by the Custodian, which instructions will be acted upon as promptly as practicable. Withdrawals and transfers will be subject to any fees imposed in accordance with Section 8(a).

(e) Excess Account Balances. If any amounts remain in a Cash Account following the date on which the Company purchases Stock for an Offering Period as a result of the limitation set forth in Section 6(a)(iii) or for any other reason, such amounts will be returned to the Participant as promptly as practicable.

7. TERMINATION AND DISTRIBUTIONS.

(a) Termination of Enrollment. A Participant’s enrollment in the Plan will terminate upon (i) the beginning of any payroll period or Offering Period that begins after he or she files a written notice of termination of enrollment with the Company, provided that such Participant will continue to be deemed to be enrolled with respect to any completed Offering Period for which purchases have not been completed, (ii) such time as the Participant becomes ineligible to participate under Section 5(a) of the Plan, or (iii) the termination of the Participant’s employment by the Company and its Subsidiaries. An employee whose enrollment in the Plan terminates may again enroll in the Plan as of any subsequent Offering Period that is at least 90 days after such termination of enrollment if he or she satisfies the eligibility requirements of Section 5(a) as of such Offering Period. A Participant’s election to discontinue payroll contributions will not constitute a termination of enrollment.

(b) Distribution. As soon as practicable after a Participant’s enrollment in the Plan terminates, amounts in the Participant’s Cash Account which resulted from payroll contributions will be repaid to the Participant. The Custodian will continue to maintain the Participant’s Stock Account for the Participant until the earlier of such time as the Participant directs the sale of all Stock in the Account, withdraws, or transfers all Stock in the Account, or one year after the Participant ceases to be employed by the Company and its Subsidiaries. If a Participant’s termination of enrollment results from his or her death, all amounts payable will be paid to his or her estate.

8. GENERAL.

(a) Costs. Costs and expenses incurred in the administration of the Plan and maintenance of Accounts will be paid by the Company, to the extent provided in this Section 8(a). Any brokerage fees and commissions for the purchase of Stock under the Plan (including Stock purchased upon reinvestment of dividends and distributions) will be paid by the Company, but any brokerage fees and commissions for the sale of Stock under the Plan by a Participant will be borne by such Participant. The rate at which such fees and commissions will be charged to Participants will be determined by the Custodian or any broker-dealer used by the Custodian (including an affiliate of the Custodian), and communicated from time to time to Participants. In addition, the Custodian may impose or pass through a reasonable fee for the withdrawal of Stock in the form of stock certificates (as permitted under Section 6(d)), and reasonable fees for other services unrelated to the purchase of Stock under the Plan, to the extent approved in writing by the Company and communicated to Participants.

(b) Statements to Participants. The Participant’s statement will reflect payroll contributions, purchases, sales, and withdrawals and transfers of shares of Stock and other Plan transactions by appropriate adjustments to the Participant’s Accounts. The Custodian will, not less frequently than quarterly, provide or cause to be provided a written statement to the Participant showing the transactions in his or her Stock Account and the date thereof, the number of shares of Stock credited or sold, the aggregate purchase price paid or sales price received, the purchase or sales price per share, the brokerage fees and commissions paid (if any), the total shares held for the Participant’s Stock Account (computed to at least three decimal places), and such other information as agreed to by the Custodian and the Company.

(c) Compliance with Section 423. It is the intent of the Company that this Plan complies in all respects with applicable requirements of Section 423 of the Code and regulations thereunder. Accordingly, if any provision of this Plan does not comply with such requirements, such provision will be construed or deemed amended to the extent necessary to conform to such requirements.

9. GENERAL PROVISIONS.

(a) Compliance With Legal and Other Requirements. The Plan, the granting and exercising of Purchase Rights hereunder, and the other obligations of the Company and the Custodian under the Plan will be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company may, in its discretion, postpone the issuance or delivery of Stock upon exercise of Purchase Rights until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, or the laws of any country in which employees of the Company and a Subsidiary who are nonresident aliens and who are eligible to participate reside, or other required action with respect to any automated quotation system or stock exchange upon which the Stock or other Company securities are designated or listed, or compliance with any other contractual obligation of the Company, as the Company may consider appropriate. In addition, the Company may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations, designation or listing requirements, or other contractual obligations.

(b) Limits on Encumbering Rights. No right or interest of a Participant under the Plan, including any Purchase Right, may be pledged, encumbered, or hypothecated to or in favor of any party, subject to any lien, obligation, or liability of such Participant, or otherwise assigned, transferred, or disposed of except pursuant to the laws of descent or distribution, and any right of a Participant under the Plan will be exercisable during the Participant’s lifetime only by the Participant.

(c) No Right to Continued Employment. Neither the Plan nor any action taken hereunder, including the grant of a Purchase Right, will be construed as giving any employee the right to be retained in the employ of the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company or any of its Subsidiaries to terminate any employee’s employment at any time.

(d) Taxes. The Company or any Subsidiary is authorized to withhold from any payment to be made to a Participant, including any payroll and other payments not related to the Plan, amounts of withholding and other taxes due in connection with any transaction under the Plan, and a Participant’s enrollment in the Plan will be deemed to constitute his or her consent to such withholding. In addition, Participants may be required to advise the Company of sales and other dispositions of Stock acquired under the plan in order to permit the Company to comply with tax laws and to claim any tax deductions to which the Company may be entitled with respect to the Plan. This provision and other Plan provisions do not set forth an explanation of the tax consequences to Participants under the Plan. A brief summary of the tax consequences will be included in disclosure documents to be separately furnished to Participants.

(e) Changes to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company’s shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any automated quotation system or stock exchange on which the Stock may then be quoted or listed, or if such shareholder approval is necessary in order for the Plan to continue to meet the requirements of Section 423 of the Code, and the Board may otherwise, in its discretion, determine to submit other such actions to shareholders for approval. However, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant with respect to outstanding Purchase Rights relating to any Offering Period that has been completed prior to such Board action. The foregoing notwithstanding, upon termination of the Plan the Board may (i) elect to terminate all outstanding Purchase Rights at such time as the Board may designate, and all amounts contributed to the Plan which remain in a Participant’s Cash Account will be returned to the Participant (without interest) as promptly as practicable, or (ii) shorten the Offering Period to such period determined by the Board and use amounts credited to a Participant Cash Account to purchase Stock.

(f) No Rights to Participate; No Shareholder Rights. No Participant or employee will have any claim to participate in the Plan with respect to Offering Periods that have not commenced, and the Company will have no obligation to continue the Plan. No Purchase Right will confer on any Participant any of the rights of a shareholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant (or credited to the Participant’s Stock Account).

(g) Fractional Shares. Unless otherwise determined by the Board, purchases of Stock under the Plan executed by the Custodian may result in the crediting of fractional shares of Stock to the Participant’s Stock Account. Such fractional shares will be computed to at least three decimal places. Fractional shares will not, however, be issued by the Company, and certificates representing fractional shares will not be delivered to Participants under any circumstances.

(h) Plan Year. The Plan will operate on a plan year that begins on January 1 and ends December 31 in each year.

(i) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan will be determined in accordance with the laws of the State of Arizona, without giving effect to principles of conflicts of laws, and applicable federal law.

(j) Effective Date. The Plan will become effective on the IPO Date, subject to the Plan being approved by shareholders of the Company, at a meeting by a vote sufficient to meet the requirements of Section 423(b)(2) of the Code. If the Plan is not approved in accordance with Section 423(b)(2) of the Code, each Participant’s Purchase Right shall be void and amounts credited to the Participant’s Cash Account shall be promptly returned to the Participant.

Appendix C

CERTIFICATE OF DESIGNATIONS

of

SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

of

ON SEMICONDUCTOR CORPORATION

(Pursuant to Section 151 of the

Delaware General Corporation Law)

ON Semiconductor Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation (the “Board of Directors”) pursuant to authority of the Board of Directors as required by Section 151 of the General Corporation Law of the State of Delaware:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the Board of Directors hereby creates a series of the Corporation’s previously authorized preferred stock, $0.01 par value (the “Preferred Stock”), and hereby states the designation and number thereof, and fixes the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as follows:

Series A Cumulative Convertible Preferred Stock:

I. Designation and Amount

The designation of this series of shares shall be “Series A Cumulative Convertible Preferred Stock” (the “Series A Preferred Stock”); the stated value per share shall be $10,000 (the “Stated Value”); and the number of shares constituting such series shall be 10,000. The number of shares of the Series A Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors or a duly authorized committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized; provided, however, that such number shall not be decreased below the aggregate number of shares of the Series A Preferred Stock then outstanding.

II. Rank

A. With respect to dividend rights, the Series A Preferred Stock shall rank (i) junior to each other class or series of Preferred Stock which by its terms ranks senior to the Series A Preferred Stock as to payment of dividends, (ii) on a parity with each other class or series of Preferred Stock which by its terms ranks on a parity with the Series A Preferred Stock as to payment of dividends, and (iii) prior to the Corporation’s Common Stock, par value $0.01 per share (the “Common Stock”), and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to dividends, all equity securities of the Corporation to which the Series A Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as the “Junior Dividend Securities”; all equity securities of the Corporation with which the Series A Preferred Stock ranks on a parity, if any, are collectively referred to herein as the “Parity Dividend Securities”; and all equity securities of the Corporation to which the Series A Preferred Stock ranks junior, if any, are collectively referred to herein as the “Senior Dividend Securities.”

B. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series A Preferred Stock shall rank (i) junior to each other class or series of Preferred Stock which by its terms ranks senior to the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up, (ii) on a parity with each other class or series of Preferred Stock which by its terms ranks on a parity with the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, and (iii) prior to the Common Stock, and, except as specified above, all other classes and series of capital stock of the Corporation hereinafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series A Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as “Junior Liquidation Securities” (and together with the Junior Dividend Securities are referred to herein as the “Junior Securities”); all equity securities of the Corporation to which the Series A Preferred Stock ranks on parity, if any, are collectively referred to herein as “Parity Liquidation Securities” (and together with the Parity Dividend Securities are referred to herein as the “Parity Securities”); and all equity securities of the Corporation to which the Series A Preferred Stock ranks junior, if any, are collectively referred to herein as “Senior Liquidation Securities” (and together with the Senior Dividend Securities are referred to herein as the “Senior Securities”).

C. The Series A Preferred Stock shall be subject to the creation of Junior Securities and Parity Securities, but no Senior Securities or additional Series A Preferred Stock shall be created except in accordance with the terms hereof, including, without limitation, Article VII, Section E.

III. Dividends

A. Dividends. Shares of Series A Preferred Stock shall accumulate dividends, payment of which shall be made in cash except as otherwise provided in this Article III, at a rate of 8.00% per annum or, if greater in any quarterly period, in an amount equal to the value of the dividends that would have been paid with respect to the shares of Common Stock into which such shares of Series A Preferred Stock could have been converted on the record date for the payment of such dividends with respect to the Common Stock. Dividends are due and shall be paid in four equal quarterly installments on the last day of March, June, September and December of each year (commencing December 31, 2001, it being understood that dividends shall be deemed to have accumulated from the Closing Date through December 31, 2001), or if any such date is not a Business Day, on the Business Day next preceding such day (each such date, regardless of whether any dividends have been paid or declared and set aside for payment on such date, a “Dividend Payment Date”), to holders of record (the “Registered Holders”) as they appear on the stock record books of the Corporation on the fifteenth day prior to the relevant Dividend Payment Date; provided, however, that the Corporation may elect not to declare or make any dividend payment due hereunder on any Dividend Payment Date (other than as required in connection with any redemption of shares of Series A Preferred Stock or any liquidation, dissolution or winding up of the Corporation), and any such amount then due in respect of dividends shall constitute an Arrearage (as defined below). Dividends shall be paid only when, as and if declared by the Board of Directors out of funds at the time legally available for the payment of dividends. Dividends shall begin to accumulate on outstanding shares of Series A Preferred Stock from the date of issuance and shall be deemed to accumulate from day to day whether or not earned or declared until paid. Dividends shall accumulate on the basis of a 360-day year consisting of twelve 30-day months (four 90-day quarters) and the actual number of days elapsed in the period for which payable.

B. Accumulation. Dividends on the Series A Preferred Stock shall be cumulative, and from and after any Dividend Payment Date on which any dividend that has accumulated or been deemed to have accumulated through such date has not been paid in full or any payment date set for a redemption on which such redemption payment has not been paid in full, additional dividends shall accumulate in respect of the amount of such unpaid dividends or unpaid redemption payment (such amount, the “Arrearage”) as provided in Section A of this Article III (or such lesser rate as may be the maximum rate that is then permitted by applicable law). Such additional dividends in respect of any Arrearage shall be deemed to accumulate from day to day whether or not earned or declared until the Arrearage is paid, shall be calculated as of such successive Dividend Payment Date and shall constitute an additional Arrearage from and after any such successive Dividend Payment Date to the extent not paid on such Dividend Payment Date. References in any Article herein to dividends that have accumulated or that have been deemed to have accumulated with respect to the Series A Preferred Stock shall include the amount, if any, of any Arrearage together with any dividends accumulated or deemed to have accumulated on such Arrearage pursuant to the immediately preceding two sentences. Additional dividends in respect of any Arrearage may be declared and paid at any time, in whole or in part, without reference to any regular Dividend Payment Date, to Registered Holders as they appear on the stock record books of the Corporation on such record date as may be fixed by the Board of Directors (which record date shall be no less than 10 days prior to the corresponding payment date).

C. Method of Payment. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series A Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares then outstanding. Any such partial payment shall be made in cash. Dividends that are declared and paid in an amount less than the full amount of dividends accumulated on the Series A Preferred Stock (and on any Arrearage) shall be applied first to the earliest dividend which has not theretofore been paid. All cash payments of dividends on the shares of Series A Preferred Stock shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

IV. Liquidation Preference

In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of then-outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the greater of (i) the sum of (A) the dividends, if any, accumulated or deemed to have accumulated thereon to the date of final distribution to such holders, whether or not such dividends are declared, and (B) the Stated Value thereof, and (ii) the amount that would be payable to holders of the Series A Preferred Stock if the shares of Series A Preferred Stock had been converted into shares of Common Stock immediately prior to such liquidation, dissolution or winding up, and no more, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities. After any such payment in full, the holders of Series A Preferred Stock shall not, as such, be entitled to any further participation in any distribution of assets of the Corporation. All the assets of the Corporation available for distribution to stockholders after the liquidation preferences of any Senior Liquidation Securities, if any, shall be distributed ratably (in proportion to the full distributable amounts to which holders of Series A Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then-outstanding shares of Series A Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.

Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation’s assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Article IV entitling the Series A Preferred Stock to a liquidation preference hereunder, but the holders of shares of Series A Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the Corporation’s assets to the rights in respect of a liquidation provided by this Article IV following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Series A Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 45 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

V. Mandatory Redemption

A. Mandatory Redemption. The Series A Preferred Stock shall not be redeemable except as provided in this Article V. At any time on or after the eighth anniversary of the original issuance of the Series A Preferred Stock, the Series A Preferred Stock, shall, to the extent that the Corporation shall have funds legally available therefore, be redeemable in whole or in part at the option of the holders of the Series A Preferred Stock at a redemption price per share in cash (the “Mandatory Redemption Price”) equal to the greater of (i) Stated Value plus all unpaid dividends accumulated thereon to the date of actual payment of the Mandatory Redemption Price, whether or not such dividends have been declared and (ii) 50% of the Current Market Price of the Conversion Shares and other assets and property, if any, into which one share of Series A Preferred Stock is then convertible, in each case determined as of the Mandatory Redemption Date.

B. Mandatory Redemption Notice and Redemption Procedures. If any holder of Series A Preferred Stock desires to exercise such holder’s redemption right pursuant to Section A of this Article V, such holder shall give written notice to the Corporation stating such holder’s election and specifying the number of shares to be redeemed pursuant to Section A of this Article V (the “Mandatory Redemption Notice”). Within 10 days after the receipt of such Mandatory Redemption Notice, the Corporation shall give written notice to such holder, by first-class mail, postage prepaid, at such holder’s address as it appears on the records of the Company:

(i) notifying such holder of the date fixed for redemption (which shall not be later than 30 days after the receipt by the Corporation of the Mandatory Redemption Notice) (the “Mandatory Redemption Date”);

(ii) stating that the Series A Preferred Stock may be converted until the close of business on the Business Day prior to the Mandatory Redemption Date by surrendering to the Corporation or its transfer agent for the Series A Preferred Stock the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted, and stating the name and address of the transfer agent of the Series A Preferred Stock, if any; and

(iii) stating that dividends shall cease to accrue on the Mandatory Redemption Date unless the Corporation defaults in the payment of the Mandatory Redemption Price.

The Corporation shall redeem the number of shares of Series A Preferred Stock so specified in the Mandatory Redemption Notice on the Mandatory Redemption Date.

C. Change of Control. In the event there occurs a Change of Control, any holder of record of shares of Series A Preferred Stock, in accordance with the procedures set forth in Section D of this Article V, may require the Corporation to redeem any or all of the shares of Series A Preferred Stock held by such holder in an amount per share equal to the sum of (i) the amount, if any, of all unpaid dividends accumulated thereon to the date of actual payment thereof, whether or not such dividends have been declared, and (ii) 101% of Stated Value (the “Change of Control Price”).

D. Change of Control Notice and Redemption Procedures. Notice of any Change of Control shall be sent to the holders of record of the outstanding shares of Series A Preferred Stock not more than ten days following a Change of Control, which notice (a “Change of Control Notice”) shall describe the transaction or transactions constituting such Change of Control and set forth each holder’s right to require the Corporation to redeem any or all shares of Series A Preferred Stock held by him or her out of funds legally available therefor, the redemption date, which date shall be not more than 30 days from the date of such Change of Control Notice (the “Change of Control Redemption Date”), and the procedures to be followed by such holders in exercising his or her right to cause such redemption; provided, however, that if shares of Series A Preferred Stock are owned by more than 50 holders or groups of Affiliated holders and if the Series A Preferred Stock is listed on any national securities exchange or quoted on any national quotation system, the Corporation shall give such Change of Control Notice by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York, within 30 days following such Change of Control and, in any case, a similar notice shall be mailed concurrently to each holder of shares of Series A Preferred Stock. Failure by the Corporation to give the Change of Control Notice as prescribed by the preceding sentence, or the formal insufficiency of any such Change of Control Notice, shall not prejudice the rights of any holder of shares of Series A Preferred Stock to cause the Corporation to redeem any such shares held by him or her. In the event a holder of shares of Series A Preferred Stock shall elect to require the Corporation to redeem any or all such shares of Series A Preferred Stock pursuant to Section C of this Article V, such holder shall deliver, prior to the Change of Control Redemption Date as set forth in the Change of Control Notice, or, if the Change of Control Notice is not given as required by this Section D, at any time following the last day the Corporation was required to give the Change of Control Notice in accordance with this Section D (in which case the Change of Control Redemption Date shall be the date which is the later of (x) 30 days following the last day the Corporation was required to give the Change of Control Notice in accordance with this Section D and (y) 15 days following the delivery of such election by such holder), a written notice, in the form specified by the Corporation (if the Corporation did in fact give the notice required by this Section D), to the Corporation so stating, and specifying the number of shares to be redeemed pursuant to Section C of this Article V; provided, however, that if all of the shares of the Series A Preferred Stock are owned by 50 or fewer holders or groups of Affiliated holders, such holders or groups may deliver a notice or an election to redeem at any time within 90 days following the occurrence of a Change of Control without awaiting receipt of a Change of Control Notice or the expiration of the time allowed for the delivery of a Change of Control Notice hereunder. The Corporation shall redeem the number of shares so specified on the Change of Control Redemption Date fixed by the Corporation or as provided in the preceding sentence. The Corporation shall comply with the requirements of Rules 13e-4 and 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the shares of Series A Preferred Stock as a result of a Change of Control. From and after the time the Change of Control Redemption Price is paid in accordance with the terms hereof with respect to any share of Series A Preferred Stock, all dividends on such share of Series A Preferred Stock shall cease to accumulate and all rights of the holder thereof as a holder of Series A Preferred Stock shall cease and terminate.

E. Deposit of Funds. The Corporation shall, no later than 11:00 a.m., New York City time, on any Mandatory Redemption Date or Change of Control Redemption Date pursuant to this Article V, deposit with its transfer agent or other redemption agent in the Borough of Manhattan, The City of New York having a capital and surplus of at least $500,000,000, as a trust fund for the benefit of the holders of the shares of Series A Preferred Stock to be redeemed, cash that is sufficient in amount to redeem the shares to be redeemed in accordance with the Mandatory Redemption Notice or Change of Control Notice, with irrevocable instructions and authority to such transfer agent or other redemption agent to pay to the respective holders of such shares, as evidenced by a list of such holders certified by an officer of the Corporation, the Mandatory Redemption Price or Change of Control Redemption Price, as the case may be, upon surrender of their respective share certificates. Such deposit shall be deemed to constitute full payment of such shares to the holders, and from and after the date of such deposit, all rights of the holders of the shares of Series A Preferred Stock that are to be redeemed as stockholders of the Corporation with respect to such shares, except the right to receive the Mandatory Redemption Price or Change of Control Price, as applicable, upon the surrender of their respective certificates and all rights under Articles VIII and X, shall cease and terminate. In case holders of any shares of Series A Preferred Stock called for redemption shall not, within two years after such deposit, claim the cash deposited for redemption thereof, such transfer agent or other redemption agent shall, upon demand, pay over to the Corporation the balance so deposited. Thereupon, such transfer agent or other redemption agent shall be relieved of all responsibility to the holders thereof and the sole right of such holders, with respect to shares to be redeemed, shall be to receive the Mandatory Redemption Price or Change of Control Price, as applicable, as general creditors of the Corporation. Any interest accrued on any funds so deposited shall belong to the Corporation, and shall be paid to it from time to time on demand.

VI. Restrictions on Dividends

So long as any shares of the Series A Preferred Stock are outstanding, the Board of Directors shall not declare, and the Corporation shall not pay or set apart for payment any dividend on any Junior Securities or Parity Securities or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the repurchase, redemption or other retirement of, any Junior Securities or Parity Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities), or make any distribution in respect of the Junior Securities or Parity Securities, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends in Junior Securities to the holders of Junior Securities), and shall not permit any Person directly or indirectly controlled by the Corporation to purchase or redeem any Junior Securities or Parity Securities or any warrants, rights, calls or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities) unless prior to or concurrently with such declaration, payment, setting apart for payment, repurchase, redemption or other retirement or distribution, as the case may be, all accumulated and unpaid dividends on shares of the Series A Preferred Stock not paid on the dates provided for in Section A of Article III (including Arrearages and accumulated dividends thereon and regardless of whether the Corporation shall have had the right to elect to defer such payments as provided for in Article III) shall have been paid, except that when dividends are not paid in full as aforesaid upon the shares of Series A Preferred Stock, all dividends declared on the Series A Preferred Stock and any series of Parity Dividend Securities shall be declared and paid pro rata so that the amount of dividends so declared and paid on Series A Preferred Stock and such series of Parity Dividend Securities shall in all cases bear to each other the same ratio that accumulated dividends (including interest accrued on or additional dividends accumulated in respect of such accumulated dividends) on the shares of Series A Preferred Stock and such Parity Dividend Securities bear to each other. Notwithstanding the foregoing, this paragraph shall not prohibit (i) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value of shares of Series A Preferred Stock or any Parity Dividend Security by the Corporation in accordance with the terms of such securities or (ii) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value by the Corporation of any Junior Dividend Securities by the Corporation in accordance with obligations in existence at the time of original issuance of the Series A Preferred Stock.

VII. Voting Rights

A. The holders of shares of Series A Preferred Stock shall have no voting rights except as set forth below or as otherwise from time to time required by law.

B. So long as any shares of the Series A Preferred Stock are outstanding, each share of Series A Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock, and the shares of Series A Preferred Stock shall vote together with shares of Common Stock as a single class. With respect to any such vote, each share of Series A Preferred Stock shall entitle its holder to a number of votes equal to the number of shares of Common Stock into which such share of Series A Preferred Stock would be convertible at the time of the record date with respect to such vote (assuming all conditions precedent to such conversion have been satisfied and that such conversion had occurred as of the record date for such vote), assuming for purposes of this Section B only, and without prejudice to any other provision of this Certificate of Designations, that the Conversion Price for purposes of determining such number of shares of Common Stock is $3.19, which price shall be adjusted, mutatis mutandis, as set forth in Section B of Article VIII.

C. So long as the Investor or any of its Affiliates Beneficially Owns, in the aggregate, at least 50% of the Series A Preferred Stock, in the event that one or more of the Investor Nominees required to be designated for election to the Board of Directors pursuant to the Investment Agreement are not so designated or are not elected to the Board of Directors, then the number of directors constituting the Board of Directors shall, without further action, be increased by the number of such Investor Nominees not elected to the Board of Directors pursuant to the Investment Agreement, or if such requisite increase in the number of directors constituting the Board of Directors would require the approval of the Corporation’s stockholders or is prohibited by the Investment Agreement, then the number of directors constituting the Board of Directors shall be increased to the extent the approval of the Corporation’s stockholders is not required and the Investment Agreement would not be breached and a number of directors (other than Investor Nominees) shall resign from the Board of Directors, so as to enable the Investor and its Affiliates to designate as directors the number of Investor Nominees not elected to the Board of Directors pursuant to the Investment Agreement, and the Investor and its Affiliates shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect a number of directors to the Board of Directors equal to the number of such Investor Nominees not elected to the Board of Directors. Directors elected pursuant to this Section C shall continue as directors and such additional voting right shall continue until such time as the requisite number of Investor Nominees are elected to the Board of Directors pursuant to the Investment Agreement, at which time the directors elected by the Investor and its Affiliates pursuant to this Section C shall cease to be directors (unless elected as Investor Nominees), and such additional voting rights shall terminate subject to revesting in the event of each and every subsequent event of the character indicated above.

D. (a) The foregoing rights of holders of shares of Series A Preferred Stock to take any action as provided in this Article VII may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action. So long as such right to vote continues (and unless such right has been exercised by written consent of the minimum number of shares required to take such action), the Chairman of the Board of Directors may call, and upon the written request of holders of record of 20% of the outstanding shares of Series A Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation, shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held as soon as reasonably practicable after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws for the holding of meetings of stockholders.

(b) Each director elected pursuant to Section C of this Article VII shall serve until the next annual meeting or until his or her successor shall be elected and shall qualify, unless the director’s term of office shall have terminated pursuant to the provisions of Section C hereof. In case any vacancy shall occur among the directors elected pursuant to Section C hereof, such vacancy shall be filled for the unexpired portion of the term by vote of the remaining director or directors theretofore elected pursuant to Section C of this Article VII (or such director’s or directors’ successor in office), if any. If any such vacancy is not so filled within 20 days after the creation thereof or if all of the directors so elected shall cease to serve as directors before their term shall expire, the holders of the shares of Series A Preferred Stock then outstanding and entitled to vote for such director pursuant to the provisions of Section C of this Article VII may elect successors to hold office for the unexpired terms of any vacant directorships, by written consent as provided herein, or at a special meeting of such holders called as provided herein. The holders of a majority of the shares entitled to vote for directors pursuant to Section C of this Article VII shall have the right to remove with or without cause at any time and replace any directors such holders have elected pursuant to such section, by written consent as herein provided, or at a special meeting of such holders called as provided herein.

E. Without the consent or affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class, the Corporation shall not: (i) authorize, create or issue, or increase the authorized amount of, (a) any Senior Securities or additional Series A Preferred Stock or (b) any class or series of capital stock or any security convertible into or exercisable for any class or series of capital stock, that is redeemable mandatorily or redeemable at the option of the holder thereof at any time on or prior to the redemption of the Series A Preferred Stock (whether or not only upon the occurrence of a specified event); (ii) amend, alter or repeal any provision of the Certificate of Incorporation or the By-laws, if the amendment, alteration or repeal alters or changes the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely; or (iii) authorize or take any other action if such action would be inconsistent with the provisions of this Certificate of Designations.

F. Other Securities. Subject to Section G of Article X, the Corporation shall not, from and after the date of the original issuance of the Series A Preferred Stock, enter into any agreement, amend or modify any existing agreement or obligation, or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation’s performance of its obligations hereunder.

VIII. Conversion

A. Conversion. (a) At the option and election of the holder thereof, each share of Series A Preferred Stock, including all unpaid dividends accumulated thereon to the Conversion Date (as defined below), whether or not such dividends have been declared, may be converted in the manner provided herein at any time into fully paid and nonassessable shares of Common Stock. As of the Conversion Date with respect to a share of Series A Preferred Stock, subject to subsections (d) and (e) of this Section A, such share shall be converted into that number of shares of Common Stock equal to the quotient of (i) the sum of (A) the Stated Value plus (B) all unpaid dividends accumulated on such share of Series A Preferred Stock to the Conversion Date whether or not such dividends have been declared, divided by (ii) the Conversion Price in effect on the Conversion Date.

(b) Conversion of shares of the Series A Preferred Stock may be effected by any holder thereof upon the surrender to the Corporation at the principal office of the Corporation or at the office of any agent or agents of the Corporation, as may be designated by the Board of Directors of the Corporation and identified to the holders in writing upon such designation, of the certificate for such shares of Series A Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of shares represented by such certificate in accordance with the provisions of this Section A and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock pursuant hereto. As promptly as practical, and in any event within three Business Days after the Conversion Date, the Corporation shall deliver or cause to be delivered as directed by the holder of shares of Series A Preferred Stock being converted (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which such holder shall be entitled to, (ii) any cash that is required to be paid pursuant to subsection (d) of this Section A, and (iii) if less than the full number of shares of Series A Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares of Series A Preferred Stock evidenced by such surrendered certificate or certificates less the number of shares of Series A Preferred Stock being converted. Such conversion shall be deemed to have occurred at the close of business on the date (the “Conversion Date”) of the giving of such notice by the holder of the Series A Preferred Stock to be converted and of such surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted so that as of such time the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock and/or cash in accordance herewith, and the person entitled to receive the shares of Common Stock issued as a result of such conversion shall be treated for all purposes as having become the holder of such shares of Common Stock at such time.

(c) In the event that the Series A Preferred Stock is to be redeemed pursuant to Article V, from and after the Mandatory Redemption Date or Change of Control Redemption Date, as applicable, the right of a holder to convert shares of Series A Preferred Stock pursuant to this Section A shall cease and terminate, except if the Corporation shall default in payment of the Mandatory Redemption Price on the Mandatory Redemption Date or the Change of Control Redemption Price on the Change of Control Redemption Date, in which case all such rights shall continue unless and until such shares are redeemed and such price is paid in full in accordance with the terms hereof. Notwithstanding anything in the foregoing to the contrary, if the Conversion Date shall occur with respect to any shares of Series A Preferred Stock on or prior to any Mandatory Redemption Date or Change of Control Redemption Date, such shares of Series A Preferred Stock shall be converted by the Corporation into Common Stock in the manner provided in this Section A.

(d) In connection with the conversion of any shares of Series A Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Closing Price per share of

Common Stock on the Conversion Date (or on the Trading Day immediately preceding the Conversion Date, if the Conversion Date is not a Trading Day). If more than one share of Series A Preferred Stock shall be surrendered for conversion by the same holder on the same Conversion Date, the number of full shares of Common Stock issuable on conversion thereof shall be computed on the basis of the total number of shares of Series A Preferred Stock so surrendered.

(e) To the extent the Series A Shareholder Approval is required to be obtained pursuant to applicable rules, interpretations, rulings or determinations of Nasdaq, then notwithstanding anything to the contrary in this Section A, in the event that a Conversion Date with respect to a share of Series A Preferred Stock occurs on a date before which the Series A Shareholder Approval has been obtained, the number of shares of Common Stock into which such share of Series A Preferred Stock shall be converted shall not exceed the quotient of (i) the number of shares of Common Stock that is equal to 19.9% of the number of shares of Common Stock outstanding on the Closing Date (as adjusted for any stock split, reverse stock split, stock dividend or similar event) divided by (ii) 10,000, and upon delivery of such shares of Common Stock in accordance with the terms hereof, the Corporation shall pay in cash to the holder of such share of Series A Preferred Stock the amount, if any, equal to the Closing Price of the Common Stock on the Conversion Date (or, if the Conversion Date is not a Trading Day, the immediately preceding Trading Day) multiplied by the number of shares of Common Stock that would have been received upon conversion pursuant to this Article VIII that is in excess of the actual number of shares of Common Stock received as a result of the operation of this subsection (e).

(f) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the Series A Preferred Stock in accordance with the terms hereof, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series A Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Series A Preferred Stock.

B. Adjustment of Conversion Price. Except in connection with an Organic Change, which shall be subject to Section C below, the Conversion Price shall be subject to adjustment from time to time as follows:

(a) Stock Dividends. In case the Corporation after the date of the original issuance of the Series A Preferred Stock shall pay a dividend or make a distribution to all holders of shares of Common Stock in shares of Common Stock, then in any such case the Conversion Price in effect at the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or distribution shall be reduced to a price obtained by multiplying such Conversion Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and (y) the denominator shall be the sum of such number of shares of Common Stock outstanding and the total number of shares of Common Stock constituting such dividend or distribution, such reduction to become effective immediately after the opening of business on the day following such record date. For purposes of this subsection (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

(b) Stock Splits and Reverse Splits. In case after the date of the original issuance of the Series A Preferred Stock outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case after the original issuance of the Series A Preferred Stock outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(c) Issuances Below Market. (i) If the Corporation after the date of the original issuance of the Series A Preferred Stock issues Common Stock without consideration or at a price per share (such no consideration or price per share, the “New Price Per Share”) less than either (A) the Closing Price of the Common Stock on the Trading Day immediately preceding the date of such issuance of Common Stock or (B) the Conversion Price in effect immediately preceding such issuance of Common Stock, then the Conversion Price shall be adjusted effective immediately following such issuance of Common Stock to a price obtained by multiplying such Conversion Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding immediately preceding such issuance of Common Stock plus the number of shares of Common Stock that the aggregate consideration received from such issuance of Common Stock would purchase at (1) if the New Price Per Share is less than both the Closing Price specified in clause (A) and the Conversion Price specified in clause (B), the higher of such prices or (2) if the New Price Per Share is less than either the Closing Price specified in clause (A) or the Conversion Price specified in clause (B) but not both, such price that the New Price Per Share is lower than, and (y) the denominator shall be the number of shares of Common Stock outstanding immediately preceding such issuance of Common Stock plus the number of additional shares of Common Stock so issued; provided, however, that no adjustment shall be made if such Common Stock is issued to holders of Common Stock and the Corporation issues or distributes to each holder of Series A Preferred Stock the Common Stock that each such holder would have been entitled to receive had the Series A Preferred Stock held by such holder been converted prior to such issuance of such Common Stock. For the purposes of this subsection (c)(i), the number of shares of Common Stock at any time outstanding shall not include shares held in treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractional shares of Common Stock.

(ii) If the Corporation after the date of the original issuance of the Series A Preferred Stock issues Derivative Securities entitling Persons to subscribe for or acquire Common Stock, in each case at a New Price Per Share less than either (A) the Closing Price of the Common Stock on the Trading Day immediately preceding the date of such issuance of Derivative Securities or (B) the Conversion Price in effect immediately preceding such issuance of Derivative Securities, then the Conversion Price shall be adjusted effective immediately following such issuance of Derivative Securities to a price obtained by multiplying such Conversion Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding immediately preceding such issuance of Derivative Securities plus the number of shares of Common Stock that the aggregate consideration received from the exercise, conversion or exchange of such Derivatives Securities would purchase at (1) if the New Price Per Share is less than both the Closing Price specified in clause (A) and the Conversion Price specified in clause (B), the higher of such prices or (2) if the New Price Per Share is less than either the Closing Price specified in clause (A) or the Conversion Price specified in clause (B) but not both, such price that the New Price Per Share is lower than, and (y) the denominator shall be the number of shares of Common Stock outstanding immediately preceding such issuance of Derivative Securities plus the number of additional shares of Common Stock for or into which such Derivative Securities are exercisable, convertible or exchangeable; provided, however, that no adjustment shall be made if such Derivative Securities are issued to holders of Common Stock and the Corporation issues or distributes to each holder of Series A Preferred Stock the Derivative Securities that each such holder would have been entitled to receive had the Series A Preferred Stock held by such holder been converted prior to such issuance of Derivative Securities. For the purposes of this subsection (c)(ii), the number of shares of Common Stock at any time outstanding shall not include shares held in treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractional shares of Common Stock. The Corporation shall not issue any Derivative Securities in respect of shares of Common Stock held in the treasury of the Corporation. Rights or warrants issued by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (A) are deemed to be transferred with such shares of Common Stock, (B) are not exercisable and (C) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon conversion of shares of Series A Preferred Stock, in each case in clauses (A) through (C) until the occurrence of a specified event or events (a “Trigger Event”), shall for purposes of this subsection (c)(ii) not be deemed issued until the occurrence of the earliest Trigger Event.

(iii) If (A) the exercise price provided for in any Derivative Securities referred to in subsection (c)(ii) above, (B) the additional consideration, if any, payable upon the conversion or exchange of any Derivative Securities referred to in subsection (c)(ii) above or (C) the rate at which any such Derivative Securities referred to in subsection (c)(ii) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Article VIII), the Conversion Price then in effect shall forthwith be readjusted (effective only with respect to the conversion of Series A Preferred Stock after such readjustment) to the Conversion and Price that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Derivative Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Derivative Securities as then remain outstanding.

(d) Special Dividends. In case the Corporation after the date of the original issuance of the Series A Preferred Stock shall distribute to all holders of shares of Common Stock evidences of its indebtedness or assets (excluding any regular periodic cash dividend but including any extraordinary cash dividend), Equity Securities (other than Common Stock) or rights to subscribe (excluding those referred to in subsection (c) above) for Equity Securities other than Common Stock, in each such case the Conversion Price in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution shall be adjusted to a price obtained by multiplying such Conversion Price by a fraction of which (x) the numerator shall be the Closing Price per share of Common Stock on such record date, less the then-current fair market value as of such record date (as determined by the Board of Directors in its good faith judgment) of the portion of assets or evidences of indebtedness or Equity Securities or subscription rights so distributed applicable to one share of Common Stock, and (y) the denominator shall be such Closing Price, such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided, however, that no adjustment shall be made (1) if the Corporation issues or distributes to each holder of Series A Preferred Stock the subscription rights referred to above that each such holder would have been entitled to receive had the Series A Preferred Stock held by such holder been converted prior to such record date or (2) if the Corporation grants to each such holder the right to receive, upon the conversion of the Series A Preferred Stock held by such holder at any time after the distribution of the evidences of indebtedness or assets or Equity Securities referred to above, the evidences of indebtedness or assets or Equity Securities that such holder would have been entitled to receive had such Series A Preferred Stock been converted prior to such record date. The Corporation shall provide any holder of Series A Preferred Stock, upon receipt of a written request therefor, with any indenture or other instrument defining the rights of the holders of any indebtedness, assets, subscription rights or Equity Securities referred to in this subsection (d). Rights or warrants issued by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon conversion of shares of Series A Preferred Stock, in each case in clauses (i) through (iii) until the occurrence of a Trigger Event, shall for purposes of this subsection (d) not be deemed issued until the occurrence of the earliest Trigger Event.

(e) Tender or Exchange Offer. In case a tender or exchange offer made by the Corporation or any subsidiary of the Corporation for all or any portion of the Common Stock shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors in its good faith judgment) at the last time (the “Offer Time”) tenders may be made pursuant to such tender or exchange offer (as it may be amended) that, together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors in its good faith judgment), as of the Offer Time, of consideration payable in respect of any tender or exchange offer by the Corporation or any such subsidiary for all or any portion of the Common Stock consummated within the 12 months preceding the Offer Time and in respect of which no Conversion Price adjustment pursuant to this subsection (e) has been made, exceeds 5% of the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Offer Time by a fraction of which (x) the numerator shall be (i) the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered and not withdrawn as of the Offer Time (the shares deemed so accepted, up to any such maximum, being referred to as the “Purchased Shares”) and (y) the denominator shall be the product of (i) such Closing Price at the Offer Time multiplied by (ii) such number of outstanding shares at the Offer Time minus the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Offer Time. For purposes of this subsection (e), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

(f) Closing Price Determination. For the purpose of any computation under subsections (c) and (d) of this Section B, the Closing Price of Common Stock on any date shall be deemed to be the average of the Closing Prices for the five consecutive Trading Days ending on the day in question (or if such day is not a Trading Day, the next preceding Trading Day), provided, however, that (i) if the “ex” date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to this Section B occurs on or after the 20th Trading Day prior to the day in question and prior to the “ex” date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the “ex” date for such other event shall be adjusted by multiplying such Closing Price by the same fraction which the Conversion Price is so required to be adjusted as a result of such other event, (ii) if the “ex” date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to this Section B occurs on or after the “ex” date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each Trading Day on and after the “ex” date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (iii) if the “ex” date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such “ex” date shall be adjusted by adding thereto the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for the purposes of subsection (d) of this Section B) of the assets, evidences of indebtedness, Equity Securities or subscription rights being distributed applicable to one share of Common Stock as of the close of business on the day before such “ex” date. For the purposes of any computation under subsection (e) of this Section B, the Closing Price on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days ending at the Offer Time; provided, however, that if the “ex” date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to this Section B occurs on or after the date of commencement of such tender or exchange offer and prior to the Offer Time for such tender or exchange offer, the Closing Price for each Trading Day prior to the “ex” date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this subsection (f), the term “ex” date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the Nasdaq or on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on the Nasdaq or such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on the Nasdaq or such exchange or in such market after the Offer Time of such tender or exchange offer.

(g) Other Adjustments. The Corporation may, but shall not be required to, make such reductions in the Conversion Price, in addition to those required by clauses (a), (b), (c), (d), (e) and (f) of this Section B, as it considers to be advisable, including without limitation in order to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock, from any event treated as such for income tax purposes, from any subdivision, reclassification or combination of stock, from any issuance of rights or warrants or from any other transaction having an effect similar to any of the above. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Corporation shall mail to the holders of then-outstanding shares of Series A Preferred Stock a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it will be in effect.

(h) Minimum Adjustment Requirement. No adjustment shall be required unless such adjustment would result in an increase or decrease of at least $0.01 in the Conversion Price then subject to adjustment; provided, however, that any adjustments that are not made by reason of this subsection (h) shall be carried forward and taken into account in any subsequent adjustment. In case the Corporation shall at any time issue shares of Common Stock by way of dividend on any stock of the Corporation or subdivide or combine the outstanding shares of Corporation Stock, said amount of $0.01 specified in the preceding sentence (as therefore increased or decreased, if said amount shall have been adjusted in accordance with the provisions of this subsection (h)) shall forthwith be proportionately increased in the case of such a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.

(i) Minimum Permissible Conversion Price. Notwithstanding any other provision of this Section B, no adjustment to the Conversion Price shall reduce the Conversion Price below $0.01, and any such purported adjustment shall instead reduce the Conversion Price to $0.01. The Corporation hereby covenants not to take any action that would or does result in any adjustment in the Conversion Price that, if made without giving effect to the previous sentence, would cause the Conversion Price to be less than $0.01.

(j) Notice. Whenever the Conversion Price is adjusted as herein provided, a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall promptly be mailed by the Corporation to the holders of the Series A Preferred Stock.

(k) No Adjustment. Anything to the contrary herein notwithstanding, no adjustment to the Conversion Price shall be made pursuant to this Section B as a result of, or in connection with, the issuance of Common Stock or Derivative Securities (i) to directors, employees or consultants of the Corporation or its Subsidiaries pursuant to an existing or future stock option, stock purchase or other similar plan adopted by the Board of Directors, an employment agreement approved by the Board of Directors, a consulting agreement or arrangement approved by the Board of Directors, or the modification, renewal or extension of any such plan, agreement or arrangement if approved by the Board of Directors; provided, however, that with respect to the issuance of Common Stock and/or Derivative Securities to consultants other than Bain & Company, only the issuance of Common Stock and/or Derivative Securities to such consultants pursuant to such plans, agreements or arrangements in any one calendar year that would otherwise cause an adjustment to the Conversion Price pursuant to this Section B and represents in the aggregate 1% or less of the Corporation’s outstanding Common Stock as of the first day of such calendar year shall be covered by this subsection (k) and any such subsequent issuance after such 1% threshold has been exceeded shall not be covered by this subsection (k) and there shall be an adjustment to the Conversion Price as a result of any such subsequent issuance if otherwise required pursuant to this Section B, (ii) as consideration for the acquisition of a business or of assets, in each case, approved by the Board of Directors, (iii) in a firm commitment underwritten public offering in which both (x) the underwriting discount is less than 7% and (y) the offering price per share is greater than the Conversion Price in effect immediately preceding the execution of the underwriting agreement for such offering, (iv) to the Corporation’s joint venture partners in exchange for interests in the relevant joint venture if such exchange is approved by the Board of Directors, or (v) upon exercise, conversion or exchange of any Derivative Securities the issuance of which caused an adjustment hereunder or the issuance of which did not require adjustment hereunder.

C. Organic Change.

(a) Corporation Survives. Upon the consummation of an Organic Change (other than a transaction in which the Corporation is not the surviving entity), lawful provision shall be made as part of the terms of such transaction whereby the terms hereof shall be modified, without payment of any additional consideration by any holder, so as to provide that upon the conversion of shares of Series A Preferred Stock following the consummation of such Organic Change, the holder of Series A Preferred Stock shall have the right to acquire and receive (in lieu of or in addition to the shares of Common Stock acquirable and receivable prior to the Organic Change), without payment of additional consideration therefor, such securities, cash and other property as such holder would have received if such holder had converted such shares of Series A Preferred Stock into Common Stock immediately prior to such Organic Change. Lawful provision also shall be made as part of the terms of the Organic Change so that all other terms hereof shall remain in full force and effect following such an Organic Change. The provisions of this subsection (a) shall similarly apply to successive Organic Changes of the character described in this subsection (a).

(b) Corporation Does Not Survive. The Corporation shall not enter into an Organic Change that is a transaction in which the Corporation is not the surviving entity unless lawful provision shall be made as part of the terms of such transaction whereby the surviving entity shall issue new securities to each holder of Series A Preferred Stock, without payment of any additional consideration by such holder, with terms that provide that upon the conversion of such securities, the holder of such securities shall have the right to acquire and receive (in lieu of or in addition to the shares of Common Stock acquirable and receivable prior to the Organic Change), without payment of additional consideration therefor, such securities, cash and other property (the “New Securities”) as such holder would have received if such holder had converted such shares of Series A Preferred Stock into Common Stock immediately prior to such Organic Change. The certificate or articles of incorporation or other constituent document of the surviving entity shall provide for such adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be equivalent to the adjustments provided for in Section B of this Article VIII. All other terms of such New Securities shall be substantially equivalent to the terms provided herein. The provisions of this subsection (b) shall similarly apply to successive Organic Changes of the character described in of this subsection (b).

D. Certain Events. If any event similar to or of the type contemplated by the provisions of Section B or Section C of this Article VIII, but not expressly provided for by such provisions, occurs, then the Board of Directors of the Corporation, will make an appropriate and equitable adjustment in the Conversion Price so as to protect the rights of the holders of Series A Preferred Stock; provided, however, that no such adjustment will decrease the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock.

IX. Additional Definitions

For the purposes of this Certificate of Designations of Series A Preferred Stock, the following terms shall have the meanings indicated:

“Affiliate” has the meaning set forth in Rule 12b-2 under the Exchange Act as in effect on the date of the Investment Agreement. The term “Affiliated” has a correlative meaning.

“Beneficially Own” with respect to any securities means having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date of the Investment Agreement, except that a Person shall be deemed to Beneficially Own all such securities that such Person has the right to acquire whether such right is exercisable immediately or after the passage of time). The terms “Beneficial Ownership” and “Beneficial Owner” have correlative meanings.

“Business Day” means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“By-laws” means the By-laws of the Corporation, as amended from time to time.

“Change of Control” shall be deemed to have occurred if (a) any person or group (within the meaning of Rule 13d-5 under the Exchange Act as in effect on the date of the Investment Agreement) shall own directly or indirectly, beneficially or of record, shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Securities of the Corporation, other than any TPG Person or any Person or Group that owned at least 5% of such Equity Securities on the Closing Date; (b) a majority of the seats (other than vacant seats) on the board of directors of the Corporation shall at any time be occupied by persons who were neither (i) nominated by the board of directors of the Corporation nor (ii) appointed by directors so nominated; (c) any change in control (or similar event, however denominated) with respect to the Corporation shall occur under and as defined in any indenture or agreement in respect of Indebtedness for borrowed money in excess of the aggregate principal amount of $10,000,000 to which the Corporation or any Subsidiary thereof is a party; or (d) a “Change in Control” or “Change of Control” (or similar event) shall have occurred under the Credit Agreement or the Indenture, unless, in the case of a “Change of Control” under the Indenture, the aggregate principal amount outstanding under the Senior Subordinated Notes is less than $10,000,000. Notwithstanding the foregoing, no event described above shall constitute a “Change of Control” if such event resulted directly from any action taken by the Investor or any of its Affiliates.

“Closing” has the meaning set forth in the Investment Agreement.

“Closing Date” has the meaning set forth in the Investment Agreement.

“Closing Price” with respect to a share of Common Stock on any day means, subject to subsection (f) of Section B of Article VIII if applicable, the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of Common Stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors in good faith making a market in the shares of Common Stock. If the shares of Common Stock are not publicly held, or so listed, quoted or publicly traded, the “Closing Price” means the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors.

“Conversion Price” shall mean $2.82, as adjusted from time to time pursuant to Section B of Article VIII.

“Conversion Shares” has the meaning set forth in the Investment Agreement.

“Credit Agreement” has the meaning set forth in the Investment Agreement.

“Current Market Price” means, in respect of any share of Common Stock as of any date, the average Closing Price for the 30 Trading Days immediately preceding the date in question. In case any event that would require an adjustment to the Conversion Price pursuant to Section B of occurs with an “ex” date or an effective date occurring during the foregoing 30 Trading Day period, the Closing Prices used in determining the Current Market Price shall be appropriately adjusted to take such event into account.

“Derivative Securities” means any subscriptions, options, conversion rights, warrants, or other agreements, securities or commitments of any kind obligating the Company to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold, Common Stock.

“Equity Securities” of any Person, means any and all common stock, preferred stock and any other class of capital stock of, and any partnership or limited liability company interests in, such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, from time to time.

“Governmental Entity” means any government or political subdivision or department thereof, any governmental or regulatory body (including without limitation the NASD and the Nasdaq), commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether federal, state, local or foreign.

“Group” has the meaning set forth in Rule 13d-5 under the Exchange Act.

“Guarantee” means any direct or indirect obligation, contingent or otherwise, to guarantee (or having the economic effect of guaranteeing) Indebtedness in any manner, including, without limitation, any monetary obligation to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by agreement to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise).

“Indebtedness” means, with respect to any Person, without duplication, (i) all obligations of such Person for money borrowed, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid, (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (v) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding (x) trade accounts payable and accrued obligations incurred in the ordinary course of business and (y) deferred earn-out and other performance-based payment obligations incurred in connection with any Permitted Acquisition (as such term is defined in the Credit Agreement as in effect on the date of the Investment Agreement), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (vii) all Guarantees by such Person of Indebtedness of others, (viii) all capital lease obligations of such Person, (ix) all obligations (determined on the basis of actual, not notional, obligations) of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (x) all obligations of such Person as an account party in respect of letters of credit and bankers’ acceptances issued in support of obligations that constitute Indebtedness under any other clause of this definition (unless such obligations are fully cash collateralized), provided, however, that all obligations in respect of letters of credit shall be deemed Indebtedness to the extent drawings thereunder are unreimbursed (after any applicable grace period) regardless of the purpose for which such letter of credit was issued. The Indebtedness of any Person shall include the recourse Indebtedness of any partnership in which such Person is a general partner. Notwithstanding the foregoing, no portion of Indebtedness that becomes the subject of a defeasance (whether a legal defeasance or a “covenant” or “in substance” defeasance) shall, at any time that such defeasance remains in effect, be treated as Indebtedness for purposes hereof.

“Indenture” has the meaning set forth in the Investment Agreement.

“Investment Agreement” means the Investment Agreement, dated on or about the date hereof, by and between the Investor and the Corporation, as amended, supplemented or otherwise modified from time to time.

“Investor” has the meaning set forth in the Investment Agreement.

“Investor Group” means, collectively, the Investor and its Affiliates.

“Investor Nominee” means a person designated for election to the Board of Directors by the Investor pursuant to the Investment Agreement.

“Law” means any law, treaty, statute, ordinance, code, rule, regulation, judgment, decree, order, writ, award, injunction or determination of any Governmental Entity.

“Lien” means any mortgage, pledge, lien, security interest, claim, voting agreement, conditional sale agreement, title retention agreement, restriction, option or encumbrance of any kind, character or description whatsoever.

“NASD” means the National Association of Securities Dealers, Inc.

“Nasdaq” means The Nasdaq Stock Market’s National Market.

“Organic Change” means, with respect to any Person, any transaction (including without limitation any recapitalization, capital reorganization or reclassification of any class of capital stock, any consolidation or amalgamation of such Person with, or merger of such Person into, any other Person, any merger of another Person into such Person (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of such Person), any sale or transfer or lease of all or substantially all of the assets of such Person or any compulsory share exchange) pursuant to which any class of capital stock of such Person is converted into the right to receive other securities, cash or other property.

“Other Credit Facilities” means, with respect to the Company, such agreements (other than the Credit Agreement and the Indenture) to which the Company now is, or hereafter becomes, a party, which agreements evidence obligations of the Company that are included within clauses (i) or (ii) of the definition of “Indebtedness”, as the same may be amended, restated, supplemented, extended, renewed or increased from time to time, replaced, substituted, refunded or refinanced or otherwise modified from time to time, in whole or in part, and any successive replacements, substitutions, refundings or refinancings.

“Person” means any individual, corporation, company, association, partnership, limited liability company, joint venture, trust or unincorporated organization, or Governmental Entity.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, from time to time.

“Senior Subordinated Notes” means the Senior Subordinated Notes issued pursuant to the Indenture.

“Series A Shareholder Approval” has the meaning set forth in the Investment Agreement.

“Subsidiary” means as to any Person, any other Person of which more than 50% of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect more than 50% of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries; provided, however, that no Joint Venture (as such term is defined in the Investment Agreement) shall be considered (i) a “Subsidiary” of the Corporation or (ii) a “Subsidiary” of any Subsidiary of the Corporation.

“TPG Person” means the Investor, and each Person controlled by, controlling or under common control with the Investor.

“Trading Day” means any day on which the Nasdaq is open for trading, or if the shares of Common Stock are not quoted on the Nasdaq any day on which the principal national securities exchange or national quotation system on which the shares of Common Stock are listed, admitted to trading or quoted is open for trading, or if the shares of Common Stock are not so listed, admitted to trading or quoted, any Business Day.

X. Miscellaneous

A. Notices. Any notice referred to herein shall be in writing and shall be deemed to have been duly given (and shall be effective when received), if delivered personally, by facsimile or sent by overnight courier or by first class mail, postage prepaid, as follows:

(i) if to the Corporation, to its office at 5005 East McDowell Road, Phoenix, Arizona 85008 (Attention: General Counsel);

(ii) if to a holder of the Series A Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series A Preferred Stock); or

(iii) to such other address as the Corporation or such holder, as the case may be, shall have designated by notice similarly given.

B. Reacquired Shares. Any shares of Series A Preferred Stock redeemed, purchased or otherwise acquired by the Corporation, directly or indirectly, in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof (and shall not be deemed to be outstanding for any purpose) and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the Delaware General Corporation Law. All such shares of Series A Preferred Stock shall upon their cancellation and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock, $0.01 par value, of the Corporation and may be reissued as part of another series of Preferred Stock, $0.01 par value, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

C. Enforcement. Any registered holder of shares of Series A Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designations or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

D. Transfer Taxes. Except as otherwise agreed upon pursuant to the terms of this Certificate of Designations, the Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Common Stock on conversion, or other securities or property issued on account of, shares of Series A Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue or transfer and delivery of any certificate for Common Stock or other securities or property in a name other than that in which the shares of Series A Preferred Stock so converted, or on account of which such securities were issued, were registered and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid or is not payable.

E. Transfer Agent. The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series A Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of shares of Series A Preferred Stock.

F. Record Dates. In the event that the Series A Preferred Stock shall be registered under either the Securities Act or the Exchange Act, the Corporation shall establish appropriate record dates with respect to payments and other actions to be made with respect to the Series A Preferred Stock.

G. Subordination to Credit Agreement and Senior Subordinated Notes. Notwithstanding anything to the contrary herein, by accepting a share of Series A Preferred Stock, the holder thereof shall be deemed to have acknowledged and agreed that (a) such holder’s right to receive payments in respect of the Series A Preferred Stock is subject and subordinated in right of payment to the payment in full and discharge of all amounts of principal, interest and fees (however denominated) then outstanding under the Credit Agreement, the Senior Subordinated Notes and then existing Other Credit Facilities and (b) until (i) either payment in full of all such amounts (however denominated) under the Credit Agreement, the Senior Subordinated Notes and then existing Other Credit Facilities has been made in cash, or (ii) if earlier than such payment, all necessary waivers and consents have been obtained with respect to the relevant document as contemplated by the proviso to the last sentence of this Section G, no payment, whether directly or indirectly, by exercise of any right of set off or otherwise in respect of the Series A Preferred Stock shall be made by the Corporation, and no deposit in respect of the Series A Preferred Stock shall be made pursuant to the terms hereof. In the event that any payment by, or distribution of the assets of, the Corporation of any kind or character (whether in cash, property or securities, whether directly or indirectly, by exercise of any right of set-off or otherwise and whether as a result of a bankruptcy proceeding with respect to the Corporation or otherwise) shall be received by a holder of Series A Preferred Stock at any time when such payment is prohibited by this Section G, such payment shall be held in trust for the benefit of, and shall be paid over to, the lenders under the Credit Agreement, the holders of Senior Subordinated Notes and the lenders under Other Credit Facilities, as the case may be, as their interests may appear. The preceding two sentences address the relative rights of holders of Series A Preferred Stock, on the one hand, and the lenders under the Credit Agreement, the holders of Senior Subordinated Notes and the lenders under Other Credit Facilities, as the case may be, on the other hand, and nothing in this Certificate of Designations shall impair, as between the Corporation and the holders of Series A Preferred Stock, the obligation of the Corporation, which is absolute and unconditional, to pay amounts due in respect of the Series A Preferred Stock in accordance with their terms. Without limiting the foregoing, upon a Change of Control, the Corporation shall pay all amounts outstanding under the Credit Agreement, the Indenture and the Other Credit Facilities to the extent necessary, but only if permitted under the relevant document, in order to permit the payment of the Change of Control Price hereunder or, if such payment is not so permitted under any such document, the Corporation shall exercise any right of defeasance it has under such document (provided that all conditions precedent to the exercise of such right of defeasance have been satisfied, which conditions the Corporation shall use its reasonable best efforts to satisfy) to the extent necessary in order to permit the payment of the Change of Control Price hereunder; provided, that the Corporation shall not be required to make such payments or exercise such right of defeasance under the Credit Agreement, the Indenture or an Other Credit Facility if the Corporation has received all necessary waivers and consents from the applicable lenders or holders of notes permitting the Corporation to pay the Change of Control Price hereunder.

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Chief Financial Officer and attested by its Assistant Secretary, this 6th day of September, 2001.

ON SEMICONDUCTOR CORPORATION

By:	/s/ DARIO SACOMANI
Name:	Dario Sacomani
Title:	Chief Financial Officer, Senior Vice President

[Corporate Seal]

ATTEST:

/s/ JUDITH A. BOYLE
Name:	Judith A. Boyle
Title:	Assistant Secretary

Proxy—ON SEMICONDUCTOR CORPORATION

Meeting Details

Description — 2004 Annual Meeting of Stockholders

Date & Time — May 19, 2004 at 9:30 a.m. (local time)

Location — Phoenix Airport Marriott at 1101 North 44th Street, Phoenix, AZ 85008

Proxy Solicited on Behalf of the Board of Directors for the 2004 Annual Meeting of Stockholders

I appoint J. Daniel McCranie, Keith D. Jackson and George H. Cave, individually and together, proxies with full power of substitution, to vote all my common stock of ON Semiconductor Corporation (the “Company) which I have the power to vote, at the Annual Meeting of Stockholders to be held at the Phoenix Airport Marriott at 1101 North 44th Street, Phoenix, AZ 85008 on Wednesday, May 19, 2004 , at 9:30 a.m. local time and at any adjournments or postponements of the meeting. In the absence of specific voting directions from me, my proxies will vote in accordance with the Directors’ recommendations on the reverse side of this card. My proxies may vote according to their discretion on any other matter which may properly come before the meeting. I revoke any proxy previously given and acknowledge that I may revoke this proxy prior to its exercise.

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR (1) THE ELECTION OF EACH CLASS II DIRECTOR NOMINEE, (2) APPROVAL OF THE AMENDMENTS TO THE 2000 STOCK INCENTIVE PLAN, (3) APPROVAL OF THE AMENDMENT TO THE 2000 EMPLOYEE STOCK PURCHASE PLAN, (4) APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS OF THE SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK AND (5) RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

YOUR VOTE IS IMPORTANT: PLEASE SIGN AND DATE THE OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

ON SEMICONDUCTOR CORPORATION

MR A SAMPLE

DESIGNATION (IF ANY)

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Mark this box with an X if you have made

changes to your name or address details above.

ON SEMICONDUCTOR CORPORATION—2004 Annual Meeting Proxy Card

A Election of Directors

The Board of Directors recommends a vote FOR each of the listed director nominees.

1. TO ELECT 4 CLASS II DIRECTORS

01—J. Daniel McCranie

02—Kevin Burns

03—Justin T. Chang

04—Emmanuel T. Hernandez

For All             Withhold All             For all except nominees written in the right

Except nominee(s) written above. To withhold authority to vote for an individual nominee, write number(s) above.

B    Issues

The Board of Directors recommends a vote FOR the following proposals.

For Against Abstain

2. TO APPROVE THE AMENDMENTS TO THE

2000 STOCK INCENTIVE PLAN.

3. TO APPROVE THE AMENDMENT TO THE 2000 EMPLOYEE STOCK PURCHASE PLAN.

4. TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS OF THE SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK.

5. TO RATIFY PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS YOU SPECIFY ABOVE. IF NO SPECIFIC VOTING DIRECTIONS ARE GIVEN BY YOU, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED PROPOSALS AND, WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS IN ACCORDANCE WITH THE DISCRETION OF THE APPOINTED PROXY, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

C     Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your common stock certificate. If acting as attorney, trustee, executor, administrator, custodian, or guardian, please provide your FULL title. If the stockholder is a corporation, please sign the full corporate name, by a duly authorized officer. All joint holders must sign.

Signature 1—Please keep signature within the box

Signature 2—Please keep signature within the box

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